SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                BMB MUNAI, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:
       _________________________________________________________________________
    2) Aggregate number of securities to which transaction applies:

       _________________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       _________________________________________________________________________
    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________________________
    5) Total fee paid:
       _________________________________________________________________________

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount previously paid:__________________________________________________
   2) Form, Schedule or Registration Statement No.:____________________________
   3) Filing Party:____________________________________________________________
   4) Date Filed:______________________________________________________________

                           PRELIMINARY PROXY MATERIALS

                                 BMB MUNAI, INC.
                              20A Kazibek Bi Street
                            Almaty, Kazakhstan 480100


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The annual meeting of stockholders of BMB Munai, Inc., (the "Company") will be held at ________________________________, Aktau, Kazakhstan on October 8, 2004, at 10:00 a.m., local time, for the following purposes:

         1.       To amend and restate our Certificate of Incorporation;

         2. To elect six directors to our Board of Directors and to reserve the seventh directorship vacant, until such time as the Board of Directors identifies and appoints a qualified candidate to serve as a financial expert and independent Director;

         3. To approve the BMB Munai, Inc., 2004 Stock Incentive Plan as adopted by the Board of Directors of the Company;

         4. To authorize our Board of Directors to change the domicile of the Company from the State of Delaware to any other State within the United States, at such time as the Board of Directors shall determine that a change of domicile is in the best interest of the Company;

         5. To ratify the actions of our directors for the last fiscal year and for the period from the fiscal year end through the date of the annual shareholder meeting; and

         6. To transact any other business as may properly come before the meeting or at any adjournment thereof.

         Our Board of Directors has fixed the close of business on August 27, 2004, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our corporate headquarters, 20A Kazibek Bi Street, Almaty, Kazakhstan 480100.

         All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the annual meeting of stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.


                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By order of the Board of Directors,




September 1, 2004
                                          --------------------------------------
                                          Alexandre Agaian, President and co-CEO

                           PRELIMINARY PROXY MATERIALS

                                 BMB MUNAI, INC.
                              20A Kazibek Bi Street
                            Almaty, Kazakhstan 480100

                                 PROXY STATEMENT

         GENERAL

         SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of BMB Munai, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held at_________________, Aktau, Kazakhstan at 10:00 a.m., local time, on October 8, 2004, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about September ___, 2004.

         COST OF SOLICITATION. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our Company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of our common stock.

         OUTSTANDING VOTING SHARES. Only stockholders of record at the close of business on August 27, 2004, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, we had 28,263,766 shares of common stock outstanding, which are our only securities entitled to vote at the meeting, each share being entitled to one vote.

         VOTE REQUIRED FOR APPROVAL. Shares of common stock will vote with respect to each proposal. Under our Bylaws, Proposals 1, 3, 4, 5 and 6 each require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the annual meeting in person or by proxy. With respect to Proposal 2 votes may be cast by a stockholder in favor of the nominee or withheld. With respect to Proposals 1, 3, 4, 5 and 6, votes may be cast by a stockholder in favor or against the Proposals or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter.

         Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved

         VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by us prior to the annual meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Annual Meeting will be voted FOR the nominees of Management to the Board of Directors and For Proposals 1, 3, 4, 5 and 6. You may revoke your proxy by giving written notice of revocation to our Secretary at any time before it is voted, by submitting a later-dated proxy or by attending the annual meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

                                  PROPOSAL ONE:

                CONSIDER AND APPROVE ADOPTION OF THE AMENDED AND
            RESTATED CERTIFICATE OF INCORPORATION OF BMB MUNAI, INC.

         We are proposing to amend and restate our Certificate of Incorporation, as described below. A copy of the Amended and Restated Certificate of Incorporation that you are being asked to approve, which we refer to in this Proxy Statement as the Amendment, is attached to this Proxy Statement as Appendix A. The Board of Directors has unanimously approved the Amended and Restated Certificate of Incorporation and recommends approval and adoption by the shareholders.

         With the change in our business model and the desire to grow and expand our business, we believe that increasing our authorized capital stock is in the best interest of the Company to ensure we have sufficient shares to negotiate potential acquisitions and reduce the likelihood that we would need to again amend the Certificate of Incorporation for the purpose of increase our authorized capital stock, thereby avoiding the costs associated with amendments. We currently have 51,502,000 shares of authorized capital stock, including 50,000,000 common shares, 1,500,000 Class A preferred shares, 1,000 Class B preferred shares and 1,000 Class C preferred shares. We currently have no shares of any class of preferred stock issued or outstanding. By approving the Amendment, you are voting to increase our authorized capital stock by an additional 68,498,000 shares for total authorized capital stock of 120,000,000 consisting of 100,000,000 shares of common stock with a par value of $.001 and 20,000,000 shares of preferred stock with at par value of $.001 and to eliminate the currently authorized preferred stock.

         The remaining amendments are being offered to change provisions in the Certificate of Incorporation that date back to our original incorporation. The general purpose behind these changes is to update the Certificate of Incorporation to be more consistent with and take greater advantage of the provisions of the General Corporation Law of the State of Delaware and the Bylaws of BMB Munai, Inc.


      POSSIBLE DILUTION RESULTING FROM INCREASE IN AUTHORIZED COMMON SHARES
                  AND CREATION OF AUTHORIZED PREFERRED SHARES

         We currently have 51,502,000 shares of authorized capital stock. By voting in favor of Proposal One, you are voting to increase our authorized capital stock by an additional 68,498,000 shares for total authorized capital stock of 120,000,000 consisting of 100,000,000 shares of common stock with a par value of $.001 and 20,000,000 shares of preferred stock with a par value of $.001. We have no present obligation to issue additional common or preferred stock, and have not yet designated any rights, preferences, privilege or classes for the preferred stock. Moreover, we have no present plans to issue preferred stock. If and/or when we issue additional common stock or any of the preferred stock in the future you could suffer substantial dilution. You would suffer dilution in the book value of your shares if the additional capital stock is sold at prices lower than the price at which you purchased your common stock. Moreover, if the Board of Directors in setting the rights, preferences and privileges of the preferred stock determines to grant voting rights to the holders of preferred stock, you could suffer dilution in the percentage of your voting interest in Company matters. You could also suffer dilution if the Board of Directors determines to make the preferred shares convertible into common shares. Similarly, the Board of Directors could grant other rights to the future holders of preferred stock that could be superior to your rights as a holder of common stock.

         POSSIBLE ANTI-TAKEOVER EFFECTS OF AUTHORIZING PREFERRED STOCK

         Although we have no such present intent, preferred stock could be used to discourage unsolicited acquisition proposals. For example, a business combination could be impeded by the issuance of a series of preferred stock containing class voting rights that would enable the holder or holders of such series to block any such transaction. Alternatively, a business combination could be facilitated by the issuance of a series of preferred stock having sufficient voting rights to provide a required percentage vote to the holders thereof. In addition, under some circumstances, the issuance of preferred stock could adversely affect the voting power and other rights of the holders of the common stock. Although our Board of Directors is required to make any determination to issue any such stock based on its judgment as to the best interests of our stockholders, it could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholder might believe to be in their best interest or in which stockholders might receive a premium for their stock over prevailing market prices.

         The following table provides a comparison of the material changes between the current Certificate of Incorporation and the proposed Amended and Restated Certificate of Incorporation. The tables are divided into two categories:

         (a) Provisions that were altered to effect a change in our capital structure; and

         (b) Provisions that were changed to be more consistent with and take greater advantage of the General Corporation Law of Delaware and our Bylaws.

         In addition, the proposed Amended and Restated Certificate of Incorporation contains a number of provisions in which there is no substantive change from the current Certificate of Incorporation, as amended, although the provisions have been reworded in a more concise manner, or related provisions may have been consolidated or reordered in a more coherent fashion.

                        Changes to our capital structure

                         Existing                                             Proposed
Subject                  Article(s)    Existing Provision                     Article(s)   Proposed Provision
-------                  ----------    ------------------                     ----------   ------------------
Authorized common          FOURTH  The total authorized amount of                  IV  The total authorized amount of
shares                             common stock is 50,000,000 shares,                  common stock is 100,000,000
                                   $.001 par value per share.                          shares, $.001 par value per
                                                                                       share. Residual rights specifically
                                                                                       reserved to common stockholders.

Authorized                 FOURTH  The corporation has three classes of            IV  The total authorized amount of
preferred shares                   preferred stock:                                    preferred stock is 20,000,000
                                                                                       shares, $.001 par value per
                                   CLASS A - Class A has 1,500,000                     share, with no shares currently
                                   shares authorized, $.01 par value.                  outstanding.  The preferred
                                   No Class A shares are currently                     shares have not yet been divided
                                   outstanding.  Each share of Class A                 into classes or series, nor have
                                   has 100 votes.  Class A entitled to                 any powers, preferences, rights
                                   dividends as fixed by the Board, and                or limitations been designated.
                                   shall be paid in priority over                      The Board of Directors shall be
                                   common, and Class B and Class C                     authorized to divide the
                                   preferred Stockholders.  Class A is                 preferred stock into classes
                                   non-cumulative and                                  and/or series and to designate
                                   non-participating.  In case of                      all powers, preferences, rights
                                   liquidation or dissolution, Class A                 and limitations associated with
                                   shall be entitled to be paid par                    each class and/or series.  The
                                   value before the holders of common,                 number of shares of preferred
                                   Class B or Class C preferred stock.                 stock may be increased or
                                                                                       decreased by the affirmative vote
                                   CLASS B - Class B has 1,000 shares                  of a majority of the common
                                   authorized, $.01 par value.  No                     stockholders without a vote of
                                   Class B shares are currently                        the preferred stockholders,
                                   outstanding.  Class B is entitled to                unless such is required by the
                                   dividends as declared by the Board,                 Amended and Restated Certificate
                                   and shall be paid in priority over                  of Incorporation.
                                   common and Class C preferred
                                   stockholders.  Class B is
                                   non-voting, non-cumulative and
                                   non-participating.  In case of
                                   liquidation or dissolution, Class B
                                   shall be entitled to be paid par
                                   value before the holders of common
                                   or Class C preferred stock.
                                   CLASS C - Class C has 1,000 shares
                                   authorized, $.01 par value. No Class C shares
                                   are currently outstanding. Class C is
                                   entitled to dividends as declared by the
                                   Board, and shall be paid in priority over
                                   common stockholders. Class C is non-voting,
                                   non-cumulative and non-participating. Class C
                                   is convertible to common stock of the
                                   Company. In case of liquidation or
                                   dissolution, Class C shall be entitled to be
                                   paid par value before the holders of common
                                   stock.


                                   Changes to be more consistent with and take
                                   greater advantage of Delaware Law and our Bylaws

                         Existing                                             Proposed
Subject                  Article(s)    Existing Provision                     Article(s)   Proposed Provision
-------                  ----------    ------------------                     ----------   ------------------
Classification of                   -  No provision.                            III  Directors shall be classified into
directors                                                                            three substantially equally divided
                                                                                     classes with staggered terms. Class I
                                                                                     directors will initially be elected for
                                                                                     a term of one year and thereafter the
                                                                                     Class I directors shall serve for
                                                                                     three-year terms. Class II directors
                                                                                     will initially be elected for a two-year
                                                                                     terms and thereafter Class II directors
                                                                                     will serve three-year terms. Class III
                                                                                     directors will be elected to serve
                                                                                     three-year terms.

Removal of directors                -  No provision.                            III  Directors shall be removed for
                                                                                     cause only.

No preemptive rights                -  No provision.                              V  No holder of any class of stock of
                                                                                     the Corporation shall have any
                                                                                     preemptive, preferential or other
                                                                                     right to subscribe for or purchase
                                                                                     any class of the Corporation's
                                                                                     stock or other securities of the
                                                                                     Corporation, and any existing
                                                                                     preemptive rights are hereby
                                                                                     eliminated.

Vote required to take               -  No provision.                              V  Except as otherwise provided by
action; Action by                                                                    law, the Corporation may take any
written consent                                                                      action upon the affirmative vote of
                                                                                     the majority of outstanding shares
                                                                                     entitled to vote, either at a
                                                                                     meeting or by written consent.

Compensation of                     -  No provision.                              V  The amount and type of compensation
Directors                                                                            paid to Directors will be
                                                                                     determined by the Board of Directors.
                                                                                     The Board of Directors will also have
                                                                                     the power, in its sole discretion to pay
                                                                                     directors for services not ordinarily
                                                                                     rendered by directors.

Interested transactions             -  No provision.                              V  In the absence of fraud, the
                                                                                     Corporation may engage in
                                                                                     transactions with officers and
                                                                                     directors of the Corporation.  An
                                                                                     interested director may be counted
                                                                                     for quorum purposes at any meeting
                                                                                     of the Board of Directors which
                                                                                     shall authorize such transaction,
                                                                                     provided such interest of the
                                                                                     director shall be disclosed to the
                                                                                     Board or a majority of the Board.

Indemnification of                  -  No provision.                              V  Officers and directors of the
officers and directors                                                               Corporation shall be indemnified to
                                                                                     the fullest extent permitted by the
                                                                                     laws of the State of Delaware.

                         Existing                                             Proposed
Subject                  Article(s)    Existing Provision                     Article(s)   Proposed Provision
-------                  ----------    ------------------                     ----------   ------------------
Court ordered meetings              -  No provision.                              V  Whenever a compromise or
of creditors                                                                         arrangement is proposed between the
                                                                                     Corporation and its creditors or its
                                                                                     stockholders, the appropriate judicial
                                                                                     body may call a meeting of creditors or
                                                                                     stockholders. If a majority representing
                                                                                     3/4s in value of the creditors or
                                                                                     stockholders shall agree to a compromise
                                                                                     and reorganization of the Corporation,
                                                                                     such shall be binding on all creditors
                                                                                     or shareholders as the case may be.

         PROCEDURE FOR AMENDING AND RESTATING OUR CERTIFICATE OF INCORPORATION

         Provided that Proposal One of this proxy is approved, the form of amendment set forth in the Amended and Restated Certificate of Incorporation attached hereto as Annex A will become effective upon filing with the State of Delaware.

         NO DISSENTERS' RIGHTS

         No dissenters' rights are available under the General Corporation Law of the State of Delaware or under our current and the proposed Amended and Restated Certificate of Incorporation or Bylaws to any stockholder who dissents from this proposal.

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to adopt the proposed Amended and Restated Certificate of Incorporation.

             OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
                      VOTE "FOR" PROPOSAL ONE TO ADOPT THE
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                  PROPOSAL TWO:

                              ELECTION OF DIRECTORS

         Our Bylaws provide that our Board of Directors will consist of not less than three nor more than nine persons, the exact number to be fixed from time-to-time by the Board of Directors. The Board of Directors has fixed the current number of Directors at seven, divided into three classes with staggered three-year terms. At a meeting of the Board of Directors held on July 28, 2004 the Board of Directors created a seventh directorship. This directorship position is treated as a vacancy on the Board of Directors and can be filled by the current directors or the shareholders. The intention of the Board of Directors is to seek a candidate who will qualify as a "financial expert" and as an independent Director for service on the audit committee of the Board of Directors. The Board of Directors is continuing to search for a qualified candidate to fill this position. Therefore, the proposed slate of directors nominated by management is comprised of six persons and it is proposed that the seventh directorship position be treated as a vacancy to be filled by the Board of Directors when a qualified candidate is identified. The seventh directorship has been designated as a Class I Director, who will stand for re-election at the annual shareholders meeting in 2005.

         The Board of Directors has nominated two persons for election as Class I Directors who will serve a one-year term expiring on the date of the Annual Meeting of Shareholders of the Company to be held in 2005, and until their successors are duly elected and qualified. Messrs. Georges Benarroch and Valery Tolkachev have been nominated by the Board of Directors to stand for election as such Class I Directors.

         The Board of Directors has nominated two persons for election as Class II Directors to serve two-year terms expiring on the date of the Annual Meeting of Shareholders of the Company to be held in 2006, and until their successors are duly elected and qualified. Messrs. Alexandre Agaian and Mirgali Kunayev have been nominated by the Board of Directors to stand for election as such Class II Directors.

         The Board of Directors has nominated two persons for election as Class III Directors to serve three-year terms expiring on the date of the Annual Meeting of Shareholders of the Company to be held in 2007, and until their successors are duly elected and qualified. Messrs. Bakhytbek Baiseitov and Boris Cherdabayev have been nominated by the Board of Directors to stand for election as such Class III Directors.

         NOMINEES

         Set forth below is certain information as of August 27, 2004 concerning the nominees for election at the 2004 Annual Meeting and our current officers, including the business experience of each for at least the past five years:

                                    Present Position                       Director
Name                       Age      With the Company                        Since
----                       ---      ----------------                        -----
Alexandre Agaian           52       Director                           November 2003
                                    President and Co-CEO
Bakhytbek Baiseitov        46       Director                           November 2003
Georges Benarroch          56       Director                           November 2003
Boris Cherdabayev          50       Chairman of the Board of           November 2003
                                    Directors Co-CEO
Mirgali Kunayev            46       Director                           November 2003
Valery Tolkachev           36       Director                           December 2003
Anuar Kulmagambetov        51       Chief Financial Officer
Gary Lerner                40       Secretary

         Dr. Alexandre Agaian. In July 1988, Dr. Agaian founded the first commercial bank in the USSR, The Innovation Bank of Saint-Petersburg. He served as the chairman of the Board of Directors and Chief Executive Officer of the bank until 1993. In five years the bank grew to more than 600 employees and 100 times in assets. In 1989, Dr. Agaian was co-founder of the All-Union Association of Commercial Banks, where he was Vice President until 1992. In July 1994, Dr. Agaian founded ANBI Corporation, a New Jersey corporation with a goal of building a bridge between the US financial and technological markets and banks and companies in the former USSR countries. ANBI Corporation quickly grew to a greater than $30 million company in 1999-2000. Since 2001, the interests of ANBI Corporation have significantly expanded in Kazakhstan, where the company has a long-term relationship and ownership interests with the Bank CenterCredit, Kazakhstan International Bank, GeoCapital, Atameken, InvestTechnoPlus, and other companies. From 1979 to 1987, Dr. Agaian served as a scientific secretary of The All-Union (later All-Russian) Annual Conference on Computer Networking and held a position of an official opponent and auditor for number of scientific papers and magazines. Dr. Agaian has more than 50 publications, including few books, presentations at many conferences, number of awards, patents, medals, honors and diplomas. In 1993 at the annual meeting of the academy Dr. Agaian has been elected as a Corresponding Member of the Engineering Academy of St. Petersburg (Russia). Dr. Agaian graduated in 1973 from the State University of Tbilisi (Georgia, former USSR), summa cum laude, with a degree in applied cybernetics. In 1980 he obtained his Ph.D. in computer networking from The Academy of Science in Moscow.

         Bakhytbek Baiseitov. In 1998, Mr. Baiseitov formed the first cooperative bank in the USSR, and continues to serve as the Chairman of the Board of the bank. The bank is now known as Bank CenterCredit. Since 1995, Mr. Baiseitov has also served as the Chairman of the Board of Kazakhstan International Bank. In 1989, Mr. Baiseitov was co-founder of the All-Union Association of Commercial Banks. Since 1996, Mr. Baiseitov has also served as a founder and president of The Banks Association of the Republic of Kazakhstan. At the present time Mr. Baiseitov is the chairman of the central audit committee of "Otan" (Native land) party with the social-democratic policy. Since 1999, as board chairman of "El-Daryn" Fund, Mr. Baiseitov has actively supported scientific, technological and social innovations in all spheres of reformation in Kazakhstan society. Mr. Baiseitov obtained his Masters degree from the Moscow Institute for Finance in 1979 and for two more years continued education at Almaty Institute of National Economy, at Credit and Finance department.

         Georges Benarroch. Mr. Benarroch has been a member of the Investment Dealer Association of Canada and has served as the president and chief executive officer of Euro Canadian Securities Limited and its successor company, Credifinance Securities Limited, an institutional investment bank, based in Toronto, a member of the Toronto Stock Exchange and the Montreal Exchange since 1982. Credifinance Securities Limited has been one of the North American pioneers in providing investment banking and equity research coverage of companies in the FSU. Since 1994, Credifinance Securities Limited has acted as agent and/or underwriter, stock exchange sponsor, and introducing broker for a number of companies operating in the FSU and was instrumental in supporting Hurricane Hydrocarbons (now PetroKazakhstan) and Transmeridian Exploration through its early stage of development. Mr. Benarroch is also the president and chief executive officer of Credifinance Capital Inc. based in Toronto, Canada and Credifinance Capital Corp. based in Palm Beach, Florida, both companies specialized in proprietary trading, private equity funding and venture capital. Since 1994, he has also served as president and chief executive officer of InterUnion Financial Corporation, a "business bank", which in 1996 created InterUnion Asset Management, a Canadian money management firm with over $1.5 billion under management prior to being sold in 2001. Mr. Benarroch graduated from the Faculte de Droit in Toulouse (France), with a B.Sc. degree from the Universite de Montreal (Canada) in 1970. He received a M.Sc. International Relations and Economic Development from both the Faculte de Droit de Nice (France) and the Institut des Hautes Etudes Internationales, in 1972 and 1972 respectively. Mr. Benarroch completed a Doctorat de Droit (III cycle) at the Universite de Paris (France) in 1974.

         Boris Cherdabayev. Mr. Cherdabayev joined BMB Holding, Inc., and assumed his current positions in May 2003. From May 2000 to May 2003, Mr. Cherdabayev served as Director at LLP TengizChevroil, a multination oil and gas company owned by Chevron, ExxonMobil, KazMunayGas and LukOil. From 1998 to May 2000, Mr. Cherdabayev served as a member of the Board of Directors, Vice-President of Exploration and Production and Executive Director on Services Projects Development for at NOC "Kazakhoil", an oil and gas exploration and production company. From 1983 to 1988, he served as a people representative at Novouzen City Council (Kazakhstan) and from 1994 to 1998; he served as a people's representative at Mangistau Oblast Maslikhat (regional level legislative structure) and a Chairman of the Committee on Law and Order. For his achievements Mr. Cherdabayev has been awarded with a national "Kurmet" order. Mr. Cherdabayev earned an engineering degree from the Ufa Oil & Gas Institute, with a specialization in "machinery and equipment of oil and gas fields" in 1976. Mr. Cherdabayev also earned an engineering degree from Kazakh Polytechnic Institute, with a specialization in "mining engineer on oil and gas fields' development." During his career he also completed an English language program in the US, NIAI-D Program (Chevron Advanced Management Program) at Chevron Corporation offices in San-Francisco, CA, USA, and CSEP Program (Columbia Senior Executive Program) at Columbia University, New York, NY USA.

         Dr. Mirgali Kunayev. Dr. Kunayev has been a Vice President for Caspian Services Group Limited since 2000. Dr. Kunayev's primary responsibilities include marine oil operations support, construction of infrastructure within the Caspian region and negotiation of service contracts. From 1998 to 2000, Dr. Kunayev was the President of OJSC KazakhstanCaspiShelf. During that time he worked collaboratively on the international project JNOC-Kazakhoil with geophysical companies including, JGI, Schlumberger, Western Geophysical and PGS. From 1995 to 1998, Dr. Kunayev served as President of International Geophysics, Ltd. He was primarily responsible to oversee geological-geophysical operations and exploratory drilling. In January 2002, Dr. Kunayev earned a Ph.D. under the discipline of Geological and Mineralogical Science from the Moscow Geological University in Moscow, Russia.

         Valery Tolkachev. Since 1999, Mr. Tolkachev has served as a Deputy Director of the Corporate Clients Department for Aton Investment Company in Moscow, Russia. From 1991 to 1999, Mr. Tolkachev served in various positions including, broker, analyst, manager and V.P. of Equities Department at MDM Bank, IncomBank, IncomCapital, Tveruniversalbank and TIRAbrok Company. Mr. Tolkachev graduated with Honors from the High Military School in Kiev, USSR in 1989. He is currently attending the Academy of National Economy, Moscow Law faculty.

         Dr. Anuar Kulmagambetov. Since 1998, Dr. Kulmagambetov has served as an assistant to the chairman of the board at Bank CenterCredit, the fourth largest bank in Kazakhstan. Dr. Kulmagambetov also currently holds the position of board chairman of the Oil and Gas E&P Company "Bowels", which is licensed by government of the Republic of Kazakhstan for oil and gas exploration and production of up to 22,500 km2 of prospective territories. In 1998 Dr. Kulmagambetov moved to Almaty, Kazakhstan as a lecturer at the International Business Academy, where he continues to teach courses in different disciplines, such as "Corporate Finance", "International Finances", "Mathematics for Finances", "Anti-crisis management", etc. In 1969 after graduating with summa cum laude from a special high school for physics and mathematics Dr. Kulmagambetov continued his education at the Polytechnic Institute in Karaganda, Kazakhstan (specialized in automated informational systems). For his success in education he has been awarded a highest honorable grant (grant named after Lenin) and graduated from the institute in 1974 with diploma with honor. From 1975 to 1978 Dr. Kulmagambetov continued his scientific research under his doctorate program at the Institute for Mathematics and Mechanics of the Academy of Science of the Republic of Kazakhstan. In 1978 he moved to Moscow to continue his work at the Institute of Control Science. In 1981 his doctorate thesis "Research and development of the parallel data base management methods" was awarded a scientific degree of Ph.D. in automated information systems and management. He has received a number of awards and diplomas for his research work and published more than 50 scientific papers in Russia, Kazakhstan, Holland, Japan and Bulgaria.

         Gary Lerner. Mr. Lerner is a principal in the law firm of Lerner & Kaplan, PLLC, a law firm he co-founded in 2001. From 1998 to 2000, Mr. Lerner practiced law as a sole practitioner. Mr. Lerner received a B.S. degree from Polytechnic University of New York in electrical engineering and computer science in 1984. He earned a Masters degree in computer engineering from Syracuse University in New York in 1987. Mr. Lerner earned a Jurist Doctorate degree from New York Law School in 1998.

         There are no family relationships among the nominees to our Board of Directors.

         Management does not expect that any nominee will become unavailable for election as a director, but, if for any reason that should occur prior to the Annual Meeting, the person named in the proxy will vote for such substitute nominee, if any, as may be recommended by Management.

         VOTE REQUIRED

         Directors are elected by a plurality of votes cast at the Annual Meeting. Unless contrary instructions are set forth in the proxies, the persons with full power of attorney to act as proxies at the 2004 Annual Meeting will vote all shares represented by such proxies for the election of the nominees named therein as directors. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in the nominee's stead, of such other persons as the Board of Directors of the Company may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to stand for election or to serve if elected.

             OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
         VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE AND APPROVE THE RESERVATION OF THE SEVENTH DIRECTORSHIP AS VACANT, UNTIL SUCH TIME AS THE BOARD IDENTIFIES AND APPOINTS A QUALIFIED CANDIDATE TO SERVE AS A FINANCIAL EXPERT AND INDEPENDENT DIRECTOR.

         Security Ownership of Directors and Executive Officers

         As of August 27, 2004, we had 28,263,766 shares of our common stock issued and outstanding. The following table sets forth the beneficial ownership of our Common Stock as of that date, for each director and nominee, the President, the other executive officers, greater than 5% shareholders and for all directors and executive officers as a group.


                                         Shares of                    % of
Name                                     Common Stock                 Class
----                                     ------------                 -----

Alexandre Agaian                            485,714                    1.7%
Bakhytbek Baiseitov                       1,714,286*                   6.1%
Georges Benarroch                             -0-                      -0-%
Boris Cherdabayev                         3,142,857*                  11.1%
Anuar Kulmagambetov                         285,714                    1.0%
Mirgali Kunayev                           1,428,571*                   5.1%
Gary Lerner                                   -0-                      -0-%
Valery Tolkachev                              -0-                      -0-%


All directors, nominees and executive
officers as a group (8 persons):          7,057,142                   24.9%


         *Messers. Baiseitov, Cherdabayev and Kunayev are the three members of BMB Munai, LLC., a Kazakhstan limited company that owns 7,657,143 shares of our common stock. Mr. Baiseitov holds a 33.34% interest and Messers. Cherdabayev and Kunayev each hold 33.33% interests. Therefore, Messers. Baiseitov, Cherdabayev and Kunayev may be deemed to be the beneficial owners of our shares that are held by BMB Munai, LLC.

Security Ownership of Certain Beneficial Owners

         As of August 27, 2004, the persons named below were, to our knowledge, the only beneficial owners of more than 5% of the outstanding common stock, other than directors, nominees and executive officers whose beneficial ownership is described in the above table.

                                              Shares of              Percentage
Name                                        Common Stock             of Class
----                                        ------------             --------

BMB Munai LLC                                7,657,143*                27.1%
Tolmakov Toleush Kalmukanovitch              3,500,000                 12.4%
NAM Holdings Limited                         2,196,040                  7.7%
                                            ----------                 ----
         TOTAL                              13,353,183                 47.2%
                                            ==========                 ====


         *BMB Munai, LLC., is a Kazakhstan limited company, in which Mr. Baiseitov holds a 33.34% interest and Messers. Cherdabayev and Kunayev each hold 33.33% interests. Therefore, Messers. Baiseitov, Cherdabayev and Kunayev may be deemed to be the beneficial owners of our shares that are held by BMB Munai, LLC.

                             Executive Compensation

         The following chart sets forth the compensation paid to each of our Executive Officers and Directors during the last three fiscal years:

                                               SUMMARY COMPENSATION TABLE

                                                                                   Long Term Compensation
                                                                      ----------------------------------------------------
                                           Annual Compensation                Awards                    Payouts
                                     -------------------------------  -------------------------- -------------------------
                                                                       Restricted
Name and Principal                                     Other Annual      Stock      Options/        LTIP       All Other
Position                       Year   Salary    Bonus  Compensation      Awards       SARs         Payout     Compensation
------------------             ----   ------    -----  ------------    ----------   --------       ------     ------------
Alexandre Agaian               2004  $168,463   $ -0-      $-0-           $-0-        $-0-          $-0-          $-0-
President, CEO, Director

Boris Cherdabayev              2004    10,000   105,000     -0-            -0-         -0-           -0-           -0-
Co-CEO, Chairman
of the Board

Anuar Kulmagambetov            2004    10,000   105,000     -0-            -0-         -0-           -0-           -0-
CFO

Georges Benarroch              2004     -0-       -0-       -0-            -0-         -0-           -0-           -0-
Former President,
Former CEO, Director*
---------------------

         * Mr. Benarroch was the president and chief executive officer of InterUnion during the period when InterUnion was conducting no active operations prior to its merger with BMB Holding. Mr. Benarroch resigned as president and chief executive officer of the Company at the time of the merger.

Compensation of Directors

         On September 1, 2004, our Board adopted amendments to our Bylaws. Prior to that time, our Bylaws provided that directors would not receive any stated salary for their services as directors. However, by board resolution, a fixed fee and expenses of attendance may be allowed for each meeting. These limitations do not affect compensation for a person serving as an officer or otherwise for the Company and receiving compensation therefore.

         Consistent with the amendments to our Bylaws, Article V of our proposed Amended and Restated Certificate of Incorporation provide that the Board of Directors may determine from time to time the amount and type of compensation which shall be paid to its members for service on the Board of Directors. The Board of Directors shall also have the power, in its discretion, to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services, as determined by the Board from time to time.

Meetings and Committees of the Board of Directors

         During fiscal year ended March 31, 2004, there were five meetings of the Board of Directors. All directors attended the meetings of the Board of Directors. The Board of Directors currently has no standing committees.

Independent Registered Public Accounting Firm

         The firm of BDO Kazakhstanaudit, served as our independent registered public accounting firm for the fiscal year ended March 31, 2004. Our Board of Directors is in the process of establishing an Audit Committee. The Committee will be solely responsible for the appointment, compensation, retention, and evaluation of the independent registered public accounting firm engaged to audit or review our financial reports, audit our report on internal control, when required and perform any allowable non-audit service.

         Audit Fees

         Principal accounting fees for professional services rendered for us by BDO Kazakhstanaudit for the year ended March 31, 2004, is summarized as follows:

                                                              2004
                                                              ----

         Audit                                            $126,314
         Audit related                                           -
         Tax                                                     -
         All other                                               -
                                                          --------
           Total                                          $126,314
                                                          ========

A representative of BDO Kazakhstanaudit is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions that may be asked by shareholders.

                                 PROPOSAL THREE

            APPROVE THE BMB MUNAI, INC., 2004 STOCK INCENTIVE PLAN AS
                        ADOPTED BY THE BOARD OF DIRECTORS

         Description of BMB Munai, Inc., 2004 Stock Incentive Plan

         On September 1, 2004, our Board of Directors adopted the BMB Munai, Inc., 2004 Stock Incentive Plan, (the "Plan"), a copy of which is attached to this proxy statement as Annex B. A copy of the plan will also be available for inspection at the Company's principal executive offices for a period of ten days preceding the date of the Annual Meeting. Under the Plan, our key employees, advisors and consultants, (including directors and officers who are employees) may be granted options to purchase shares of our Common Stock.

         The Plan permits the granting of 3,000,000 shares of Common Stock at a price equal to one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted provided, however, that the price shall not be less than the par value of the Common Stock that is subject to the option. Further, no Incentive Stock Option may be granted to an employee owning Common Stock having more than 10% of the voting power of our company unless the option price for such employee's option is at least 110% of the fair market value of the Common Stock subject to the option at the time the option is granted and the option is not exercisable after the expiration of five years from the date of granting. The par value of our Common Stock is presently $.001 per share. No option may be granted under the Plan after the tenth anniversary of the adoption of the Plan. Unless otherwise specified by our Board, options granted under the Plan are Incentive Stock Options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code.

         Administration of the Plan

         The Plan shall be administered by our Board until such time as a Compensation Committee is appointed. Subject to the provisions of the Plan, our Board determines the employees who will receive options under the Plan, the number of shares subject to each option and the terms of those options, and interprets the Plan and makes such rules of procedure as our Board may deem proper.

         Upon the granting of any option, the optionee must enter into a written agreement with us setting forth the terms upon which the option may be exercised. Such an agreement will set forth the length of the term of the option and the timing of its exercise as determined by our Board. The Compensation Committee, or if there is none, our Board, in its sole discretion will determine the vesting schedule and exercise dates of any equity security granted under the Plan at the time each grant is made. No equity security granted under the plan shall be exercisable within six months of the date of grant without approval of our Compensation Committee or our Board. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to us in cash.

         Under the Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the option shall automatically terminate. If the termination is by reason of retirement, the optionee may exercise such portion of the option as has vested, within three months of termination or within the remaining term of the option, whichever is shorter. If the optionee dies while employed by us or our subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment but in no event may the option be exercised later than the date on which the option would have expired had the optionee not become disabled.

         Federal Income Tax Consequences

         With respect to the tax effects of non-qualified stock options, since the options granted under the Plan do not have a "readily ascertainable fair market value" within the meaning of the Federal income tax laws, an optionee of an option will realize no taxable income at the time the option is granted. When a non-qualified stock option is exercised, the optionee will generally be deemed to have received compensation, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares of our Common Stock on the date of exercise of the option over the option price. We will withhold income and employment taxes in connection with the optionee's recognition of ordinary income as a result of the exercise by an optionee of a non-qualified stock option. We generally can claim an ordinary deduction in the fiscal year that includes the last day of the taxable year of the optionee which includes the exercise date or the date on which the optionee recognizes income. The amount of such deduction will be equal to the ordinary income recognized by the optionee. When stock acquired through the exercise of a non-qualified stock option is sold, the difference between the optionee's basis in the shares and the sale price will be taxed to the optionee as a capital gain (or loss).

         With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years after the date the option was granted or within one year after the shares were transferred to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) we will be allowed no deduction for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally
(a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) we will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by our company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

         Changes in Plan

         The Plan may be terminated, suspended, or modified at any time by our Board, but no amendment increasing the maximum number of shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of our shareholders. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the Plan.

         Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and, during the optionee's lifetime may be exercised only by the optionee. All of the Options previously issued under the prior plan remain unchanged and outstanding.


               OUR BOARD RECOMMENDS A VOTE "FOR" PROPOSAL THREE TO
             APPROVE THE BMB MUNAI, INC., 2004 STOCK INCENTIVE PLAN

                                  PROPOSAL FOUR

                       TO AUTHORIZE THE BOARD OF DIRECTORS
                    TO CHANGE OUR DOMICILE TO ANY OTHER STATE
                            WITHIN THE UNITED STATES

         The Company was originally incorporated in the State of Utah and subsequently changed its domicile to Delaware through a merger with a subsidiary corporation formed in Delaware for the express purpose of changing the domicile of the Company. While the State of Delaware imposes no State income tax on corporations, it does impose a franchise tax that is based, in part, on the capitalization and assets of the Company. For example, with the proposed increases to our common and preferred stock, the franchise tax imposed on the Company in the upcoming year is expected to increase from $17,000 to approximately $37,000. As our business grows the franchise tax will continue to increase. By redomiciling to another state for example, the State of Nevada, which similarly does not impose State income tax and does not impose a franchise tax, the Board of Directors believes the Company may realize significant cost savings. We recommend our shareholders authorize the Board of Directors, in its sole discretion, as it deems in the best interest of the Company and without further shareholder action or approval, to change the domicile of the Company from the State of Delaware to any other State within the United States. Such a change of domicile may be accomplished by merger with a subsidiary corporation or by any other method allowed or prescribed by law.

               OUR BOARD RECOMMENDS A VOTE "FOR" PROPOSAL FOUR TO
            AUTHORIZE THE BOARD OF DIRECTORS, IN ITS SOLE DISCRETION, TO CHANGE TO DOMICILE OF THE COMPANY FROM DELAWARE TO ANY
                      OTHER STATE WITHIN THE UNITED STATES

                                  PROPOSAL FIVE

                     TO RATIFY THE ACTIONS OF OUR DIRECTORS

         We recommend that shareholders ratify the actions of our directors for the last fiscal year and for the time period from the fiscal year end through the date of the annual shareholder meeting.

                                  OTHER MATTERS

         We know of no other matters that are to be presented for action at the annual meeting of stockholders other than those set forth above. If any other matters properly come before the annual meeting of stockholders, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

         2005 SHAREHOLDER PROPOSALS

         If you wish to include a proposal in the Proxy Statement for the 2005 Annual Meeting of Stockholders, your written proposal must be received by the Company no later than July 15, 2005. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Delaware and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, BMB Munai, Inc., 500 Fifth Avenue, Suite 4810, New York, New York, 10110.

         For each matter that you wish to bring before the meeting, provide the following information:

         (a) a brief description of the business and the reason for bringing it to the meeting; (b) your name and record address; (c) the number of shares of Company stock which you own; and (d) any material interest (such as financial or personal interest) that you have in the matter.

      SELECTED INFORMATION FROM OUR ANNUAL REPORT ON FORM 10-KSB FILED WITH
            THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 2004

Description of Business

         We incorporated in Delaware on February 7, 1994. Prior to November 26, 2003, the Company existed under the name Inter Union Financial Corporation ("InterUnion"). The primary business strategy of InterUnion was to acquire majority interests in financial services businesses.

         On November 26, 2003, InterUnion executed an Agreement and Plan of Merger (the "Agreement") with BMB Holding, Inc., a private Delaware corporation, formed for the purpose of acquiring and developing of oil and gas fields in the Republic of Kazakhstan. Pursuant to the Agreement, BMB Holding merged into InterUnion, with InterUnion being the surviving corporation.

         Pursuant to the terms of the Agreement, InterUnion issued an aggregate of 14,857,143 shares of its common stock to the shareholders of BMB Holding in exchange for the 1,000 issued and outstanding common shares of BMB Holding. As a result of the merger, control of InterUnion passed to the shareholders of BMB Holding. For accounting purposes, the transaction was treated as a reverse merger under accounting principles generally accepted in the United States of America, with BMB Holding treated as the acquiror for accounting purposes.

         In connection with the Agreement, the Company name was changed to BMB Munai, Inc., a new board of directors was elected and our outstanding common stock was reverse split on a one share for ten basis. Accordingly, all per share disclosures contained in the annual report were changed to give effect to this split. Our authorized common stock was also reduced from 500,000,000 to 50,000,000.

         At the time of the merger, the primary asset of BMB Holding was a 70% interest in Emir Oil, LLP ("Emir Oil"). Subsequent to our fiscal year end, on May 24, 2004, following several months of negotiation, we agreed to purchase the 30% interest of our minority partner in Emir Oil. The acquisition is being made in exchange for 3,500,000 shares of our common stock. As a result of the acquisition, Emir Oil will become a wholly owned subsidiary of BMB Munai.

         Emir Oil is a limited liability comradeship formed under the laws of the Republic of Kazakhstan ("ROK") for the sole purpose of acquiring the oil and gas exploration license AI No. 1552 (the "License") and Contract No. 482 for Exploration of Hydrocarbons in Aksaz-Dolinnoe-Emir oil fields, located in blocks XXXVI-10-C (Partially), F (Partially) XXXVI-11-A (Partially), D (Partially) (the "Contract"), in the ROK.

         Our License was initially issued by the ROK to Zhanaozen Repair and Mechanical Plant on April 30, 1999. On June 9, 2000, an Exploration Contract ("Contract") was entered into between the Agency of the Republic of Kazakhstan and the Zhanaozen Repair and Mechanical Plant. On September 23, 2002, the License and Contract were assigned to Emir Oil. The License and Contract grant us the right to engage in exploration and development activities within the Aksaz, Dolinnoe and Emir oil fields (hereinafter referred to as the "ADE Block," the "Fields" or the "License Area."

         When initially entered, the Contract had a 5-year term and required total capital expenditures for exploration and development during the term in the amount of $21.5 million, with a minimum of $3.5 million of that expended in 2003. Subsequent to year-end, on May 18, 2004, at a meeting with the State Expert Commission on Licensing and Contracts of subsoil users, the ROK agreed to extend the terms of our Contract and License for two additional years, expiring on June 9, 2007. We are currently negotiating the terms of that extension with the ROK; however, under the extension the remaining capital expenditures for all activities on the ADE Block, including exploration, development and improvements will be made as follows:

         Year              Minimum Capital Expenditures
         ----              ----------------------------

         2004                       $7,000,000
         2005                       $9,300,000
         2006 - 2007                $5,000,000


         We do not anticipate that our remaining obligations under the Contract will change materially as a result of the negotiation of an extension of the Contract.

         If we are successful in establishing commercial production within the ADE Block, we will make application for an exploration and production contract. Under our current Contract, we have the exclusive right to negotiate an exploration and production contract for the ADE Block. The government is required to conduct these negotiations in accordance with the Law of Petroleum.

         We are not guaranteed the right to an exploration and production contract. Such contracts are customarily awarded upon determination that a field is capable of commercial rates of production and that the applicant has complied with the other terms of its license and exploration contract. An exploration and production contract typically requires a bonus payment upon execution, the amount of which is subject to negotiation. If satisfactory terms cannot be negotiated, we have the right to produce and sell oil under the Law of Petroleum for the term of our existing Exploration Contract at a royalty rate of 2%. The royalty rate under an exploration and production contracts is subject to negotiation and varies in accordance with estimated reserve and production volumes. Based on forecasted volumes, our average royalty rate over the term of the production contract is expected to be about 8%.

         There are two general forms of production contracts in Kazakhstan, production-sharing contracts and tax and royalty based contracts. We favor a tax and royalty based contract and expect to operate under this structure. Under this financial arrangement, we pay 100% of the development and operating costs and will be entitled to receive 100% of the revenues from production. The government may also require that up to 20% of our production be sold into domestic markets at local prices. We expect these prices to be lower than prices we could receive in the export market by $7-$10 per barrel. Most of the smaller producers in the region are not currently being required to sell into the domestic market.

Description of Property

         We are an independent oil and gas company engaged in the exploration, development, exploitation and production of crude oil and natural gas in the ROK. Our operations are currently focused onshore in the exploration and development of the License and Exploration Contract of our wholly-owned subsidiary, Emir Oil.

         Kazakhstan

         Until 1990, Kazakhstan was one of 15 independent republics that comprised the former Soviet Union. It has chosen to align with Russia and 12 of the former republics in the Commonwealth of Independent States ("CIS"), a union of economic and political cooperation. Upon independence twelve years ago, Kazakhstan embarked on a course of political and monetary reforms that have resulted in the development of a market economy. Kazakhstan's economic prospects are looking better than at almost any time since the collapse of the Soviet Union, mainly due to higher world oil prices, major oil finds in the Caspian Sea region and the development of oil production and export capabilities.

         Kazakhstan belongs to the third largest world hydrocarbon basin in terms of both known and potential hydrocarbon reserves after the Persian Gulf and Western Siberia. This basin is estimated to contain approximately 20 Billion proven barrels of oil in place and 200 Trillion proven cubic feet of gas in place. Kazakhstan produces an average of 1,000,000 barrels of oil per day ("bopd"), which is expected to increase to 2,000,000 bopd by 2010.

         The Pre-Caspian Basin recently hosted several large world-class discoveries including LukOil and OKIOC/Agip KCO consortium. Four of the world's giant oilfields are located in the Pre-Salt of the Pre-Caspian Basin (Tengiz, Karachaganak, Orenburg and Astrakhan). Most major western oil & gas exploration and production companies operate in Kazakhstan.

         Petroleum Industry in Kazakhstan

         Kazakhstan is an area of significant investment activity for the international oil and gas industry. Kazakhstan's proved reserves rank among the top 15 countries in the world with over 180 producing oil fields and 20 billion barrels of proved oil reserves. Current production is approximately 1,000,000 bopd, of which approximately 2/3 is exported.

         The entire former Soviet Union region has recently seen significant foreign investment and strategic alliances for exploration, acquisition and development of oil and gas reserves. U.S. investments in Kazakhstan exceeded $6 billion at the end of 2002. The majority of this investment was focused in the petroleum industry and specifically in the development of the Tengiz field, which has an estimated 6-9 billion barrels of oil reserves, and Karachaganak, with an estimated 2.2 billion barrels of oil reserves. With Caspian Sea discoveries now estimated to hold up to 30 billion barrels of oil reserves, foreign investment of as much as $140 billion may be required to develop infrastructure within Kazakhstan for production and distribution of these resources.

         The oil industry in Kazakhstan has been codified with the development of the Law of Petroleum, which sets out the conduct of the oil and gas industry and the roles of participants, both private and governmental. The industry is regulated by the Ministry of Energy and Natural Resources, which administers all contracts, licenses and investment programs. The Ministry of Energy and Natural Resources has been through several stages of consolidation since the country's independence in 1991. The government has been merging various regional governmental agencies previously handling the extraction and transportation sectors of the industry into one consolidated entity to eliminate the bureaucracy and provide for more efficient management of the country's natural resources. This entity maintains a direct ownership on behalf of the ROK in most large oil field development projects as well as sole ownership and operation of many of the interconnecting oil and gas pipeline systems. Governmental ownership or participation in exploration and development projects, however, is not required.

         Overview of Regional Geology

         The ADE Block is located in western Kazakhstan within the oil region of Aktau. There are a number of producing oil fields surrounding the ADE Block, including, Alatobe (the closest analogue field), North Akkar, NW Zhetybay, Eastern Normaul, Tasbulat, Pionerskoe, Ashiagar and North Pridorozhnoe. The carbonate fields found along the margins of the Pre-Caspian Basin account for approximately 70% of Kazakhstan's oil reserves and production. The fields in the trend are projected to contain over 15 billion barrels of recoverable oil reserves, including the super-giant Tengiz field, which is estimated to hold 9 billion barrels of recoverable oil reserves.

         The ADE Block is located on the edge of the Mangistau Usturt High of the Mangyshlak Basin. The Mangyshlak Basin is located on the western part of the Turan epi-Paleozoic platform. Tectonic activity in the Riphean-Vendian era led to crustal tension and rifting, particularly the development of the Central Mangyshlak and Tuarkyr-Karaaudan rift systems. The Central Mangyshlak rift formed in early Paleozoic time. Deep drilling showed that Paleozoic sediments consist of Lower Permian and Carboniferous carbonate rocks and Upper and Middle Devonian and Lower Carboniferous clastics. The rift zone probably experienced some compression during pre-Permian times and then tension during the Late Permian and Early Triassic. The Mangyshlak and Usturt plates collided with the eastern European continent during the Early Cimmerian tectonic event. Tangential compression in the collision zone led to the formation of inversion highs with upthrust-overthrust activity. The result was a series of linear mega-anticlines and mega synclines. The rocks of the Permo-Triassic age were strongly deformed.

         The Tuakyr-Karaaudan rift probably formed in the Early Paleozoic. Middle Paleozoic deposits are strongly deformed and contain basic and ultra basic rocks of Devonian and Early Carboniferous age. These ophiolites are probably fragments of older oceanic crust. They are overlain by red Permo-Triassic molasses composed of conglomerates and tuff and lava beds. The total thickness of the molasses is 4-5 kilometers.

         Exploration activity in the Mangyshlak Basin was aimed at Triassic and Jurassic rocks, but Paleozoic rocks also may contain oil. A commercial discovery was made in Paleozoic reservoir rocks in the Oymash area.

         The Aksaz, Dolinnoe and Emir fields are located in the Karagalin slope of the Beke-Bashkuducksky regional structural high in the present structure of the Mangistau Usturt High.

         There are a large number of thrust sheets in the Triassic interval in the ADE Block. The general direction of the faults is east-west with the stress from the south and south-west directions. The basement rocks were not penetrated in the area. According to data from surrounding areas the basement is composed of basic and ultra basic rocks of Lower Paleozoic. The Middle and Upper Paleozoic clastics and carbonate sediments were deposited directly on the basement and overlain by red-colored Permo-Triassic molasses. An anticlinal structure in the sedimentary Paleozoic rocks was indicated in the Aksaz field that could be a possible opportunity for future exploration drilling in the license area.

         The Middle Triassic rocks are penetrated by wells in the Aksaz, Dolinnoe and Emir fields. This zone consists of shallow marine sediments: limestones and dolomites inter bedded with layers of shale and volcanic ashes. The carbonate rocks are replaced by clastic sediments in some areas. There is a 50-70 meters thick silty shale package in the upper part of the Middle Triassic. The maximum total thickness of the Middle Triassic deposition in the area of 755 meters was penetrated by the Well #4 in the South Zhetybai field to the southeast. All wells in the ADE Block were drilled to the middle of the Middle Triassic interval.

         Two oil and gas bearing zones, the T2B and T2V, were interpreted in the upper part of the Middle Triassic carbonate interval. These zones are poorly correlated between the fields. The seal for the pools are made up of volcanic ash layers and tight carbonates. The trapping mechanism for the ADE fields is formed by thrust faults to the north and structural closure to the south. The Middle Triassic deposition is unconformably overlain by Upper Triassic marine sediments. The Upper Triassic consists of shale inter bedded with sand and silt layers. The total thickness of these depositions reaches 600 meters in the license area. Some of Upper Triassic reservoirs are oil productive in the surrounding fields.

         The Jurassic sediments were deposited unconformably on the Triassic. The Lower and Middle series of the Jurassic consists of marine and non-marine sandstone, shales and siltstones with total thicknesses up to 950 meters. The Jurassic reservoirs are oil and gas bearing in many of the surrounding fields and contain the bulk of the oil and gas reserves in the Mangyshlak Basin. The upper part of the Jurassic consists of limestone, dolomite and marls.

         The Cretaceous deposition consists of more than 1,000 meters of marine carbonate and clastic rocks. Some gas accumulations are encountered in clastic Valanginian-Hauterivian, Albian and Senomanian reservoirs in Mangyshlak Basin. The Tertiary rocks overly the Cretaceous and consist of 200 to 250 meters of carbonates and shales.

         ADE Block Infrastructure

         The Aksaz, Dolinnoe and Emir fields are located in Mangystau Region of Kazakhstan approximately 55 kilometers from the city of Aktau, a seaport on the Caspian Sea. The ADE Block covers an area of approximately 203 square kilometers. The surface topography is gentle and sparsely developed making installation of roads, facilities and pipelines relatively easy.

         The region has well-developed infrastructure. There is a railroad line, the Aktau-Beyneu-Makat, and a number of gravel roads passing directly through the license territory. Not far from the license territory (approximately 28 kilometers) there is a major oil and gas pipeline, the Uzen-Aktau-Atyrau pipeline. We believe there are a number of options for transporting oil to both domestic and export markets including by truck, rail car or pipeline.

         The licensed territory is also well supplied with drinking water that is sourced from the Kigach-Aktau water pipeline. There is also available water for technical use from a well at the Kulussky water reserve, about 40 kilometers distance from the fields. Within the licensed territory, lightly mineralized underground water layers are found at depths of 600-650 meters. This water could be utilized during the exploration, development and production work on the fields.

         We have completed construction of approximately 10 kilometers of high voltage (6 Kilowatt) electric power line to the Emir field and 1 kilometer to the Dolinnoe field.

         We have undertaken a road network improvement program and have completed construction of an 11 kilometer sand-gravel road at the Dolinnoe and Emir fields.

         Well Construction, Drilling and Oil Collection

         When we acquired the License, there were three existing fields within the ADE Block - Aksaz, Dolinnoe and Emir. Initial exploration of these fields occurred in the 1960's, with wells being drilled between 1990 and 1996. Drilling of several other wells was commenced after the initial discovery wells but all were suspended prior to reaching the target horizons due to lack of funds. All of the reserves in the three fields are encountered in Triassic aged carbonate reservoirs. The depth of this formation ranges from approximately 3,000 meters in Emir, to 3,600 meters in Dolinnoe to 4,200 meters in Aksaz.

         In October 2003, we undertook steps to re-enter the wells that had been previously completed and tested but shut down in the late 1990s. Preliminary results indicated that major service work must be done to maintain a steady productivity rate on the Dolinnoe-1 and Emir-1 wells. Both wells showed very high pressure and good productivity, but in accordance with local regulations test production has been interrupted until local government inspectors approved a detailed work program with appropriate safety measures.

         We commenced well workover on the Dolinnoe-1 and the Emir-1 wells in December 2003. We contracted MAIKS, LLP to undertake a major repair and re-conservation of the Dolinnoe-1 and Emir-1 wells.

         Due to unstable oil flow at Emir-1 well, we have conducted geophysical research at the well. This research indicates with high probability that the producing horizon and borehole are blocked with impurities and sand. Underground repair has been started for the well clean-up. In the course of well workover a piece of the perforating tape abandoned by MangistauMunaiGas during geophysical works in 1994-1996 was found at a depth of 2,953 meters. As a result, only 21 meters out of 54 meters of the first paying interval were opened with an average oil flow rate of 105 bopd with a 6 millimeter choke used.

         We have contracted MangystauGeology, LLP to carry out service work at the Emir-1 well. At the present time MangystauGeology, LLP is attempting to extract an alien object from the well.

         A similar situation occurred at the Dolinnoe-1 well, where a piece of perforating tape was found at the depth of 3,529 meters. After studying different scenarios we decided to proceed with a well test at the depths of 3518 meters to 3529 meters (7 meters out of 71 meters of productive interval). With 6 and 8 millimeter chokes, testing being conducted since May 12, 2004, shows a steady average oil flow rate of 500 bopd with the paying horizon pressure of approximately 46MPa.

         Samples of the crude oil and gas collected during test production have been processed and full chemical content has been obtained.

         The Company has begun preparations for new well drilling, including:

         -    New wells spots setting
         -    Platform construction for drilling rigs installation
         -    Additional road construction
         -    Camp settlement for workers and engineers

         During the first calendar quarter 2004, we completed the preparation of 125 meter x 75 meter spot platform for the drilling rig at Dolinnoe-2 well and 300 meter x 300 meter ground settlement for the workers camp at Dolinnoe field.

         We have contracted a drilling company, Saipem, to drill a new well in the Dolinnoe field. We have retained the services of Halliburton Security DBS, Halliburton Sperry-Sun, Baker Hughes, Schlumberger, Mud Logging, Cameron, GIS Company, LLP and others to perform service work and geophysical studies during the drilling process. All equipment, materials and supplies have been purchased and delivered and drilling is planned to begin in early July 2004.

         We have constructed a temporary oil collection system for processing of oil produced during test production at the Emir-1 and Dolinnoe-1 wells. During the first calendar quarter 2004, we finished construction of the ground facilities for oil collection and pre-sale processing at the Emir-1 and Dolinnoe-1 wells with capacity to connect up to seven additional wells at each well, for combined collection and processing. The facilities allow for full cycle processing, including oil separation from gas and water, oil heating, oil flow measurements, oil storage reservoir, drain reservoir, operator system and anti-flare system. The current scheme is based on the delivery of oil collected in well oil tanks that can be transported by oil trucks to a nearby oil storage facility owned by the prior minority interest holder in Emir Oil. The storage facility is located approximately 25 kilometers from the ADE Block. Collected oil can also be routed through an existing railroad terminal to buyers. We have negotiated a contract with a refinery in Atyrau for the sale of oil produced during the test production. We have installed the following equipment to implement our oil collection scheme:

         -    Three crude oil tanks (two - of 100 m3 and one of 50 m3 volume)
         -    Gas separators
         -    Four oil pumps
         - "Sputnik" equipment for measuring crude oil flow rate during the test production, monitoring and managing the oil flow process and further delivery of oil to the pre-sale processing part of ground facilities. The scheme is ready for total of 8 wells to be connected by pipes to the Sputnik equipment for combined processing
         -    Three fountain frames
         - 40 tons of pipes for oil pumping, collection and compression (73 mm diameter)
         -    Power converters
         -    Steam generators

         We received a prepayment at the end of March 2004 and sold our first 100 tons of oil produced during the test production in Emir-1 and Dolinnoe-1 wells in April 2004. All oil produced has been sold to a refinery in Atyrau at the domestic price level. Delivery has been made by rail cars filled at the pouring station terminal, located at an oil storage facility owned by the prior minority interest holder of Emir Oil. This facility has ground and underground oil and fuel tanks with a total capacity of approximately 20,000 tons. At the present time, reconstruction of the ground oil storage tanks at the storage facility is under way to facilitate the collection of 3,000 to 4,000 tons of oil.

         Reserves

         We have been collecting and analyzing available geological information and reports associated with the ADE Block since June 2003. Much information about the fields was obtained during the exploration work performed by Soviet state owned exploration companies in the 1990's. Their research, however, was performed with old technical equipment providing limited accuracy. Most of the data obtained and analysis made at that time was based on incomplete 2D seismic surveys and some test drilling and production from the Emir-1, Dolinnoe-1 and Aksaz-1 wells. We acquired geophysical information and reports on the ADE Fields from the Center for Information and Analysis of the National Committee of Geology and Mineral Resources. This information has been processed and analyzed for inclusion into the engineering reports of PGS Reservoir Consultants from Oslo (Norway) and McDaniel and Associates Consultants from Calgary (Canada).

         On behalf of Emir Oil we acquired a complete engineering report from PGS Reservoir Consultants in August 2003. In September 2003 we also retained McDaniel and Associates Consultants for the audit and re-interpretation of the PGS report and other information available for ADE Block. The report from McDaniel was received in November 2003. Both engineering reports were based on incomplete information, contained a number of uncertainties and relied on different standards and approaches for data interpretation. Based on our concerns over the accuracy of these reports, we commissioned a 3D seismic survey. We believe with the completion of a 3D seismic survey and its data processing and interpretation we will have sufficient information to re-evaluate the ADE Block oil and gas reserves, and prepare an efficient work program for further exploration and development of the License territory.

         3D Seismic

         The Company commenced 3D seismic fieldwork in September 2003. TatArka, LLP was commissioned for the 3D seismic field works and PGS-GIS, an affiliate of PGS Reservoir Consultants in Almaty has been retained for the data processing and interpretation. The actual seismic exploration of the license territory was completed in December 2003. A total of 200 square kilometers was covered in the 3D seismic survey. All seismic data has been submitted for data processing, which began in December 2003. In addition to the 3D seismic study, "ANCHAR," special acoustic low frequency geophysical equipment, has been used for the purpose of determining whether the ADE Block geological structures contain oil and gas.

         The data obtained during 3D seismic is of a very high quality and resolution. The full detailed report will augment the information previously obtained from incomplete 2D seismic and geological data obtained from former Soviet geologists that the Company used as the basis for engineering reports for ADE Block previously prepared by PGS, Gubkin Institute of Russia and McDaniel and Associates of Canada.

         Subsequent to year-end, in May 2004, a preliminary report of the results of 3D seismic data processing was released to us by PGS-GIS. The full report is due to be released in October 2004. The complete report will cover geological, technical and financial issues and will contain an evaluation of ADE Block oil and gas reserves. The report is expected to improve the Company's understanding of ADE Block geology for both Jurassic and Triassic formations and to more precisely define pay zones and reservoir sizes and structures. The results of the data processing are expected to significantly improve location of drilling sites and reduce drilling risks.

Market Price of and Dividends on Our Common Equity and Other Shareholder
Matters.

         Our shares are currently traded on the Over-the-Counter Bulletin Board ("OTCBB") under the symbol BMBM. Effective December 12, 2003, we implemented a one-for-ten reverse stock split and, on that date, every ten shares of common stock outstanding were converted into one share of common stock.

         As of June 3, 2004, we had approximately 350 shareholders holding 20,429,426 common shares. Of the issued and outstanding common stock, approximately 539,175 are free trading, the balance are "restricted securities" as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission.

         The published high and low bid quotations from April 1, 2002 through March 31, 2004, were furnished to us by Pink Sheets, LLC, are included in the chart below. These quotations represent prices between dealers and do not include retail markup, markdown or commissions and may not represent actual transactions.

                                                    High              Low
                                                    ----              ---
Fiscal year ending March 31, 2004

First Quarter                                       $ .31             $ .15
Second Quarter                                       1.20               .31
Third Quarter (Oct 1 thru Dec 11)                    1.90               .60
Third Quarter (Dec. 12 thru Dec. 31,                 7.00              1.05
  after 1 share for 10 reverse split)
Fourth Quarter                                       8.00              1.75

Fiscal year ending March 31, 2003

First Quarter                                       $ .95             $ .75
Second Quarter                                       1.30               .25
Third Quarter                                         .63               .17
Fourth Quarter                                        .45               .15


         Cash Dividends

         During the quarter ended December 31, 2003, we issued a stock dividend to our shareholders of 50,000 shares. The shares were issued pro-rata to all of our common stockholders on a one share for each 9.8 pre-split shares outstanding.

         There are no restrictions on our ability to pay cash dividends, other than state law that may be applicable; those limit the ability to pay out all earnings as dividends. The Board of Directors does not, however, anticipate paying any dividends in the foreseeable future; it intends to retain the earnings that could be distributed, if any, for the operations, expansion and development of its business.

Management's Discussion and Analysis of Results of Operations

         The following discussion is intended to assist you in understanding our results of operations and our present financial condition. Our Consolidated Financial Statements and the accompanying notes included elsewhere in the Form 10-KSB contain additional information that should be referred to when reviewing this material.

         Statements in this discussion may be forward-looking. These forward-looking statements involve risks and uncertainties, including those discussed below, which could cause actual results to differ from those expressed. The statements regarding future financial and operating performance and results, market prices, future hedging activities, and other statements that are not historical facts contained herein are forward-looking statements. The words "expect," "project," "estimate," "believe," "anticipate," "intend," "budget," "plan," "forecast," "predict," "may," "should," "could," "will" and similar expressions are also intended to identify forward-looking statements. Such statements involve risks and uncertainties, including, but not limited to, market factors, market prices (including regional basis differentials) of natural gas and oil, results for future drilling and marketing activity, future production and costs and other factors detailed herein and in our other Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

         We operate in one segment, natural gas and oil exploration and development.

         Overview

         Prior to November 26, 2003, the Company existed under the name Inter Union Financial Corporation ("InterUnion"). The primary business strategy of InterUnion was to acquire majority interests in financial services businesses. On November 26, 2003, InterUnion executed an Agreement and Plan of Merger with BMB Holding, Inc., a private Delaware corporation, formed for the purpose of acquiring and developing of oil and gas fields in the Republic of Kazakhstan. Pursuant to the Agreement, BMB Holding merged into InterUnion, with InterUnion being the surviving corporation. For accounting purposes, the transaction was treated as a reverse merger under accounting principles generally accepted in the United States, with BMB Holding and its then 70% owned subsidiary, Emir Oil, treated as the surviving entity. BMB Holding was incorporated on May 6, 2003. Following the merger, we changed our name to BMB Munai, Inc.

         Since incorporation on May 6, 2003, our primary focus has been the acquisition, exploration, development, exploitation and production of natural gas and crude oil in Kazakhstan. With the acquisition of the exploration and development license and contract of Emir Oil, we are focusing our efforts on the development of the Aksaz, Dolinnoe and Emir Oil and Gas Fields in Kazakhstan.

         We anticipate spending between $10 million and $20 million in the continued exploration and development of the ADE Block in the next twelve months. As we have limited resources, we anticipate the need to soon seek additional capital to fund all or a significant portion of this capital budget. We expect a portion of the funds needed to continue exploration and development will come from the sell of oil produced during testing of the wells.

         New Wells

         Assuming we can raise sufficient funding, during the next twelve months we intend to spend between $4 million and $11 million to drill new exploratory wells. Initially we will focus our drilling efforts in the Dolinnoe Oil Field, were we hope to drill at least three new exploratory wells. As of the date of the annual report, we have undertaken activities in preparation of drilling the proposed Dolinnoe-2 well. We expect drilling of this well to commence in July 2004. We plan to drill this well to 4,000 meters and to carry out geological, geophysical and technical study of the field. We also plan to commence drilling in the Emir Field by the end of 2004 and intend to complete two new wells in the Emir Field by April 2005.

         Acquisition of Additional Reserves

         Depending on available funds, during the next twelve months, we also expect to spend between $5 million and $6 million dollars toward increasing our oil and gas reserves through the identification, investigation and acquisition of additional oil and gas concessions in Kazakhstan.


         Work Over of Existing Wells

         In the next twelve months we will continue work over on existing wells in the ADE Block. We recently completed work over to the Emir-1 well and will begin work over of the Aksaz-1 well shortly. Thereafter, we will complete work over of the Dolinnoe-1 well. We also intend to investigate other wells in the ADE Block that were previously spudded to determine the commercial viability of additional drilling at these sites. We anticipate these activities will cost between $600,000 and $800,000 over the next twelve months.

         Infrastructure Improvements

         If we are able to raise sufficient capital we plan to spend between $700,000 and $1 million on building and improving existing infrastructure in the ADE Block. In August 2004, we plan to begin construction of a 14 kilometer long pipeline from the Aksaz-1 well to the temporary collection and processing facility at the Emir-1 well. Our plans also include the reconstruction of ground fuel tanks at the oil and fuel storage facility we are currently using. We intend to increase above ground storage capacity from 300 cubic meters to 2300 cubic meters. This should allow us to collect volumes sufficient for exporting. This work should begin in July or August 2004. We also plan to acquire a railroad line and terminal located within the Aksaz Field territory, with plans to build a storage facility and pouring station at the terminal to allow for oil transportation via railroad. This should help us create our own transportation route for export and domestic oil sales. We expect to finalize acquisition of the rail line and terminal early in 2005. Additionally, in the next twelve months we plan to improve power supply to the ADE Block through the acquisition of a 20 kilometer, 6 Kilowatt power line running through the ADE Block. We will also continue expanding the road network within the ADE Block.

         Oil Production and Sale

         Subsequent to year-end, in April 2004, we made our first sale of 1,000 barrels of crude oil from test production at the Dolinnoe-1 well. Since May 12, 2004, a steady flow rate of 500 barrels of crude oil per day has been produced from the well and sold to the domestic market.

         Our revenue, profitability and future growth rate will depend substantially on factors beyond our control, such as economic, political and regulatory developments and competition from other sources of energy. Oil and natural gas prices historically have been volatile and may fluctuate widely in the future. Sustained periods of low prices for oil or natural gas could materially and adversely affect our financial position, our results of operations, the quantities of oil and natural gas reserves that we can economically produce and our access to capital.

         Results of Operations

         As discussed above, we incorporated on May 6, 2003, therefore, we have no prior fiscal year results against which to compare.

         Revenues. We realized no revenues in the period from inception on May 6, 2003, to March 31, 2004. This is primarily the result of our beginning operations and seeking to acquire rights to oil and gas properties. We expect to realize revenues in the upcoming fiscal year.

         Expenses. During the period from May 6, 2003, to March 31, 2004, we incurred expenses of $786,757. These expenses were primary attributable to general and administrative expenses of $781,757. Our general and administrative expenses were largely related to the hiring of personnel to operate our business, as well as travel and professional expenses including accounting and legal fees. We also incurred amortization and depreciation expenses of $4,758. We anticipate that as we execute our planned business activities over the next twelve months our expenses will continue to increase.

         Loss from Operations. Since May 6, 2003, we have incurred losses from operations totaling $786,515. These losses are the result of our incurring numerous expenses in connection with the development of our oil fields before they produce any oil or gas. If we are unable to develop our oil and gas fields to a level where oil and gas production and sales offset the costs of exploration, development and production, we will continue to generate operating losses. At this time, it is unclear when we will generate sufficient oil and gas to offset expenses, if at all.

         Other Income. During the period from May 6, 2003, to March 31, 2004, we recognized total other income $254,717. This included realized gains on marketable securities of $19,368, unrealized gain on marketable securities of $248,407 and exchange gain of $70,949, offset by net interest expense of $84,007. During the year we raised approximately $12 million through the sale of our securities in private placement transactions. Therefore, at times during the year, we had funds that were not being used in operations that we invested in marketable securities. We anticipate the funds held in marketable securities will be used to fund our operations and therefore expect gains from marketable securities, both realized and unrealized, to decrease in the next twelve months.

         Net Loss. Since May 2003, we have realized a net loss of $613,782. As discussed above this net loss is largely the result of our incurring expenses in connection with the development of our oil and gas fields before they produce any oil or gas. We will continue to realize a net loss from operations until such time as revenues generated from oil and gas production and sales and other income offset our expenses. At this time, it is unclear when or if that may occur.

         Liquidity and Capital Resources

         Since May 6, 2003, our capital resources have consisted of funds raised through the sale of our common stock and debt convertible to our common stock. We anticipate our capital resources in the upcoming twelve months will likewise consist primarily of funds raised in financing activities.

         Note B of the Notes to the Financial Statements discloses that we will need significant additional funding to develop the geographical area covered by our exploration and development license. Moreover, prior to commencing commercial oil production, we must obtain a commercial production contract from the ROK. While we are legally entitled to receive this commercial production contract and have the exclusive right to negotiate such with the ROK, and the ROK is required to conduct the negotiations under the Law of Petroleum in Kazakhstan, there is no guarantee that we will be awarded a production contract. If we cannot obtain a production contract, we will only be able to produce and sell oil under the Law of Petroleum for the term of the existing contract, which expires June 9, 2007. These factors, among others raise substantial doubt about our ability to continue as a going concern.

         Cash Flows

         During the year, cash was primarily used to fund exploration and development expenditures. We had a net increase in cash of approximate $2 million during 2003. See below for additional discussion and analysis of cash flow.

                                                             Period from
                                                              inception
                                                            (May 6, 2003)
                                                               through
                                                            March 31, 2004
                                                            --------------

Net cash used in operating activities                        $(3,486,661)
                                                             -----------

Net cash used in investing activities                         (6,523,008)
                                                             -----------

Net cash provided by financing activities                     12,136,024
                                                             -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                    $ 2,126,355
                                                             -----------

         Our primary source of cash has been cash flows from equity and debt offerings. During the period ended March 31, 2004, we generated $12,136,024 from the sale of stock and issuance of debt. We primarily used this cash to fund our capital expenditures. At March 31, 2004, we had cash on hand of $2,126,355.

         We continually evaluate our capital needs and compare them to our capital resources. Our budgeted capital expenditures for the upcoming 12 months are $10 million to $20 million for exploration, development, production and acquisitions. We expect to fund these expenditures primarily from additional capital we will seek and cash on hand. In the event we are not successful in raising the anticipated funds from the sale of our securities, we nevertheless believe capital expenditures of approximately $5,000,000 could be financed through cash on hand, the sale of marketable securities and revenues from anticipated oil production. The minimum level of capital expenditures on the ADE Block is dictated by the exploration contract. The amount of funds we devote to any particular activity in excess of the minimum required capital expenditures may increase or decrease significantly depending on available opportunities, cash flows and development results, among others.

         If we are not successful in obtaining funding, we anticipate that we will instead seek to develop existing wells and infrastructure in hopes of generating sufficient revenue to finance our operations. This development would be funded by cash and cash equivalents and the sale of marketable securities we currently hold. If the funding is limited to these sources, our anticipated development activities would be significantly more limited than anticipated under our present business plan.

         As discussed in Note B to the consolidated financial statements and the Report of our Independent Registered Public Accounting Firm we will require substantial additional funding, and must obtain a commercial production contract with the Government of Kazakhstan to fully develop their business. These conditions raise substantial doubt about our ability to continue as a going concern.

Contractual Obligations and Contingencies

         The following table lists our significant commitments at March 31, 2004, excluding current liabilities as listed on our consolidated balance sheet:

                                                                   Payments Due By Period
                                                         Less than                                   After
   Contractual Obligations                   Total         1 year      1-3 years     4-5 years       5 years
   -----------------------                   -----         ------      ---------     ---------       -------

Capital Expenditure Commitment(1)          $21,300,000   $7,000,000   $14,300,000    $       --        $ --
Due to the Government of Kazakhstan(2)       5,994,745           --            --     5,994,745          --
Due to Reservoir Consultants                   500,000      278,000       222,000            --          --
Liquidation Fund                                20,000           --        20,000            --          --
                                           -----------   ----------   -----------    ----------        ----

         Total                             $27,814,745   $7,278,000   $14,542,000    $5,994,745        $ --
                                           ===========   ==========   ===========    ==========        ====

         (1) Under the terms of our Contract with the ROK, we are required to spend a total of at least $21.5 million dollars in exploration, development and improvements within the ADE Block during the term of the license, including $7 million during the 2004 calendar year and $9.3 million in the 2005 calendar year. If we fail to do so, we may be subject to the loss of our Contract.

         (2) In connection with our acquisition of the License and Contract, we will be required to repay the ROK for exploration and development expenditures incurred by it prior to the time we acquired the License and Contract. The repayment terms of this obligation will not be determined until such time as we are granted a commercial production contract. Prior to commencing commercial oil production, we must obtain a commercial production contract from the ROK. While we are legally entitled to receive this commercial production contract and have the exclusive right to negotiate such with the ROK, and the ROK is required to conduct the negotiations under the Law of Petroleum in Kazakhstan, there is no guarantee that we will be awarded a production contract. Moreover, at this time it is unclear when might apply for a production contract or when it might be issued, if at all. Therefore, we have made our best estimate as to when we anticipate becoming subject to this repayment obligation.

         Off-Balance Sheet Financing Arrangements

         As of March 31, 2004, we had no off-balance sheet financing arrangements.


         Critical Accounting Policies

         We have identified the policies below as critical to our business operations and the understanding of our financial statements. The impact of these policies and associated risks are discussed throughout Management's Discussion and Analysis and Plan of Operations where such policies affect our reported and expected financial results. A complete discussion of our accounting policies in included in Note A of the Notes to Consolidated Financial Statements.

         Development Stage and Going Concern

         We are a development stage company and have not yet commenced our primary revenue-generating activities, which is the production and sale of oil and gas. Our ability to realize the carrying value of our assets is dependent on being able to produce and sell oil from the ADE Fields. Our financial statements have been presented on the basis that we are a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. We have accumulated losses totaling $613,782 and have incurred some amount of debt in the development phase of our operations. To fully develop the Fields and achieve positive cash flow, we will require substantial additional funding. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities which might be necessary should the Company be unable to continue in existence.

         Principles of Consolidation

         Our consolidated financial statements include all of our consolidated subsidiaries. Our consolidated financial statements include the accounts of Emir Oil, LLP, our 70% owned subsidiary. All significant inter-company transactions have been eliminated.

         Foreign exchange transactions

         Our functional currency is the U.S. Dollar, thus the financial statements of our foreign subsidiary are measured using the U.S. Dollar. Accordingly, transaction gains and losses for foreign subsidiaries shall be recognized in U.S. dollars in consolidated operations in the year of occurrence. There are no current regulatory issues in Kazakhstan dealing with currency conversions between the local currency in Kazakhstan and the U.S. Dollar that are expected to negatively impact our business, however, the risk of actual currency fluctuations as it relates to the U.S. dollar is present.

         Recently Issued Accounting Pronouncements

         In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") 143, Accounting for Asset Retirement Obligations. SFAS 143 requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset. Subsequently, the asset retirement cost should be allocated to expense using a systematic and rational method. SFAS 143 is effective for fiscal years beginning after June 15, 2002. The adoption of SFAS 143 did not have an effect on the Company's consolidated financial statements because the liability for plugging and abandoning wells is borne by the Republic of Kazakhstan (see Note F to the Consolidated Financial Statements).

         In January 2003, the FASB issued Interpretation (FIN) No. 46, Consolidation of Variable Interest Entities (VIEs), in an effort to expand upon and strengthen existing accounting guidance that addresses when a company should include in its financial statements the assets, liabilities and activities of another entity. In general, a VIE is a corporation, partnership, trust, or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the entity to support its activities. FIN 46 requires a VIE to be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE's activities, is entitled to receive a majority of the VIE's residual returns, or both. FIN 46 also requires disclosures about VIEs that the Company is not required to consolidate, but in which it has a significant variable interest. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003, and to other entities no later than the three months ended September 30, 2003. Certain disclosure requirements are required in all financial statements issued after January 31, 2003, regardless of when the VIE was established. The Company has not identified any VIEs that must be consolidated.

         On April 30, 2003 -- The FASB issued Statement No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. The Statement amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement 133. The amendments set forth in SFAS No. 149 require that contracts with comparable characteristics be accounted for similarly. SFAS No. 149 is generally effective for contracts entered into or modified after June 30, 2003 (with a few exceptions) and for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively only. The adoption of this pronouncement had no effect on the Consolidated Financial Statements of the Company.

         On May 15, 2003 -- The Financial Accounting Standards Board (FASB) issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. The Statement improves the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It also establishes standards for how an issuer classifies and measures on its balance sheet certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. SFAS No. 150 was effective for financial instruments entered into or modified after May 31, 2003, and was otherwise effective for us as of July 1, 2003. The adoption of the applicable provisions of this statement as of the indicated dates has had no effect on the Company's financial statements.

         Effects of Inflation and Pricing

         The oil and natural gas industry is very cyclical and the demand for goods and services of oil field companies, suppliers and others associated with the industry puts extreme pressure on the economic stability and pricing structure within the industry. Typically, as prices for oil and natural gas increase, so do all associated costs. Material changes in prices impact the current revenue stream, estimates of future reserves, borrowing base calculations of bank loans and value of properties in purchase and sale transactions. Material changes in prices can impact the value of oil and natural gas companies and their ability to raise capital, borrow money and retain personnel. While we do not currently expect business costs to materially increase, continued high prices for oil and natural gas could result in increases in the cost of material, services and personnel.

Financial Statements

         See Consolidated Financial Statement listed in the accompanying index to the Consolidated Financial Statements on Page F-1 herein.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         On February 11, 2004, the Company dismissed Mintz & Partners LLP, Chartered Accountants, from its position as the Company's independent accountants. The Company's board of directors participated in and approved the decision to change independent accountants.

         The audit report of Mintz & Partners LLP, on June 19, 2003, for the years ended March 31, 2003 and 2002, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         In connection with its audits for the past two fiscal years and review of unaudited financial statements through September 30, 2003, and through the date of dismissal on February 11, 2004, there have been no disagreements with Mintz & Partners LLP, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Mintz & Partners LLP, would have caused them to make reference thereto on the financial statements.

         During the two most recent fiscal years and through February 11, 2004, there have been no reportable events (as defined in Regulation S-B, Item 304(a)(1)(iv)).

         On February 11, 2004, the Company engaged BDO Kazakhstanaudit to serve as the Company's independent auditors. During the two most recent fiscal years and through February 11, 2004, the Company has not consulted with BDO Kazakhstanaudit regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by BDO Kazakhstanaudit that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

         WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

         We file annual and quarterly reports with the Securities and Exchange Commission. Stockholders may obtain, without charge, a copy of the most recent Form 10-KSB (without exhibits) by requesting a copy in writing from us at the following address:

                                 BMB Munai, Inc.
                          500 Fifth Avenue, Suite 4810
                            New York, New York, 10110

         The exhibits to the Form 10-KSB are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by September 15, 2004, to receive them before the annual meeting of stockholders.

                                            By order of the Board of Directors,



                                            Alexandre Agaian
                                            President

September ___, 2004


STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.


NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

BMB MUNAI, INC.
(A Development Stage Entity)
CONSOLIDATED FINANCIAL STATEMENTS

For the period since inception on May 6, 2003 till March 31, 2004


Table of Contents...........................................................F-1

Report of Independent Registered Public Accounting Firm.....................F-2

Consolidated Financial Statements

Consolidated Balance Sheet .................................................F-3
Consolidated Statement of Loss..............................................F-4
Consolidated Statement of Shareholders' Equity..............................F-5
Consolidated Statement of Cash Flows........................................F-6
Notes to Consolidated Financial Statements..................................F-7

             Report of Independent Registered Public Accounting Firm

The Board of Directors
BMB Munai, Inc.

We have audited the accompanying consolidated balance sheet of BMB Munai, Inc. (a company in the development stage) as of March 31, 2004, and the related consolidated statement of loss, shareholders' equity, and cash flows for the period from inception (May 6, 2003) through March 31, 2004. These financial statements are responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of BMB Munai, Inc. at March 31, 2004, and the consolidated results of its operations and its cash flows for the period from inception (May 6, 2003) through March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the consolidated financial statements, BMB Munai, Inc. will require substantial additional funding, and must obtain a commercial production contract with the Government of Kazakhstan to fully develop their business. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also described in Note B. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                        BDO Kazakhstanaudit, LLP

June 18, 2004
Almaty, Kazakhstan

                                                 BMB MUNAI, INC.
                                          (A Development Stage Entity)
                                           CONSOLIDATED BALANCE SHEET


                                ASSETS                                                            March 31, 2004
CURRENT ASSETS
            CASH AND CASH EQUIVALENTS                                                           $       2,126,355
            MARKETABLE SECURITIES                                                                       2,879,136
            INVENTORIES                                                                                   183,884
            PREPAID ASSETS                                                                                522,148
                                                                                                -----------------
TOTAL CURRENT ASSETS                                                                                    5,711,523
                                                                                                -----------------

LONG TERM ASSETS
            FIXED ASSETS LESS ACCUM DEPRECIATION                                                          259,653
            OIL AND GAS PROPERTIES, FULL COST METHOD, LESS ACCUM DEPRECIATION                          12,489,931
            INTANGIBLE ASSETS                                                                               5,411
            RESTRICTED CASH                                                                                20,000
            DEPOSITS                                                                                       21,172
                                                                                                -----------------
TOTAL LONG TERM ASSETS                                                                                 12,796,167
                                                                                                -----------------
TOTAL ASSETS                                                                                    $      18,507,690
                                                                                                =================

                                LIABILITIES

CURRENT LIABILITIES
            ACCOUNTS PAYABLE                                                                    $         332,487
            DUE TO RESERVOIR CONSULTANTS                                                                  278,000
            OTHER S/T LIABILITIES                                                                          56,232
                                                                                                -----------------
TOTAL CURRENT LIABILITIES                                                                                 666,719
                                                                                                -----------------
LONG-TERM LIABILITIES
            DUE TO RESERVOIR CONSULTANTS                                                                  222,000
            DUE TO THE GOVERNMENT OF KAZAKHSTAN                                                         5,994,745
            LIQUIDATION FUND                                                                               20,000
                                                                                                -----------------
TOTAL LONG TERM LIABILITIES                                                                             6,236,745
                                                                                                -----------------

TOTAL LIABILITIES                                                                                       6,903,464

MINORITY INTEREST                                                                                          81,984

COMMITMENTS AND CONTINGENCIES

                                SHAREHOLDERS' EQUITY

CAPITAL STOCK AND ADDITIONAL PAID IN CAPITAL
       Class A Preferred Stock, $0.10 par value
            Authorized - 1,500,000 shares
            Issued and outstanding - None                                                                       -
       Class B Preferred Stock, $0.10 par value
            Authorized - 1,000 shares
            Issued and outstanding - None                                                                       -
       Class C Preferred Stock, $0.10 par value
            Authorized - 1,000 shares
            Issued and outstanding - None                                                                       -
       Common Stock, $0.001 par value
            Authorized - 50,000,000 shares
            Issued and outstanding - 20429422                                                              20,429
ADDITIONAL PAID IN CAPITAL                                                                             12,115,595
DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE                                                         (613,782)
                                                                                                -----------------
SHAREHOLDER'S EQUITY                                                                                   11,522,242
                                                                                                -----------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                                        $      18,507,690
                                                                                                =================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                      F-3

                                                 BMB MUNAI, INC.
                                          (A Development Stage Entity)
                                         CONSOLIDATED STATEMENT OF LOSS

                                                                                    Period from inception (May 6, 2003)
                                                                                             through March 31, 2004
REVENUES                                                                                        $               -
                                                                                                -----------------

EXPENSES
      OPERATING COSTS
           GENERAL AND ADMINISTRATIVE                                                                    (781,757)
           AMORTIZATION AND DEPRECIATION                                                                   (4,758)
                                                                                                -----------------
      TOTAL EXPENSES                                                                                     (786,515)
LOSS FROM OPERATIONS                                                                                     (786,515)

OTHER INCOME
      REALIZED GAINS ON MARKETABLE SECURITIES                                                              19,368
      UNREALIZED GAIN ON MARKETABLE SECURITIES                                                            248,407
      INTEREST INCOME/EXPENSE (NET)                                                                       (84,007)
      EXCHANGE GAIN                                                                                        70,949
                                                                                                -----------------
TOTAL OTHER INCOME, NET                                                                                   254,717
                                                                                                -----------------
NET LOSS BEFORE MINORITY INTEREST                                                                        (531,798)
                                                                                                -----------------
MINORITY INTEREST                                                                                         (81,984)
                                                                                                -----------------
NET LOSS                                                                                                 (613,782)
                                                                                                =================

WEIGHED AVERAGE COMMON SHARES OUTSTANDING                                                       $      15,596,214
LOSS PER COMMON SHARE BASIC AND DILUTED                                                         $          (0.039)



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                      F-4

                                                        BMB MUNAI, INC.
                                                  (A Development Stage Entity)
                                         CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                                   Period from inception (May 6, 2003) through March 31, 2004

                                                           Common stock              Additional
                                                   --------------------------         Paid-in         Accumulated
                                                       shares        amount           Capital           Deficit        Total
                                                 ================================================================================
Balance at May 6, 2003                                  491,655     $    492       $       (492)      $        -    $          -

Stock dividend                                           50,000           50                (50)               -               -
                                                                                                                               -
Common stock issued during the merger                14,285,844       14,286            (14,286)               -               -

Conversion of Debt to common stock                      571,428          571          1,999,429                -       2,000,000

Common stock issued in private placement              4,830,494        4,830          9,931,194                -       9,936,024

Options execised                                        200,000          200            199,800                -         200,000

Net loss                                                      -            -                  -         (613,782)       (613,782)
                                                 --------------------------------------------------------------------------------
Balance at March 31, 2004                            20,429,421     $ 20,429       $ 12,115,595       $ (613,782)   $ 11,522,242
                                                 ================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                      F-5

                                                  BMB MUNAI, INC.
                                          (A Development Stage Entity)
                                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                              Period from inception (May 6,
                                                                                              2003) through March 31, 2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                                                           $     (613,782)
Adjustments to reconcile net loss to net cash used in operating activities
Non cash operating expenses (income)
        Depreciation expenses                                                                               4,758
        Minority Interest in Operations of Subsidiary                                                      81,984
Change in operating assets and liabilities
        Increase Marketable Securities                                                                 (2,879,136)
        Increase Inventories                                                                             (183,884)
        Increase Prepaid Assets                                                                          (522,148)
        Increase Account Payable and accrued liabilities                                                  666,719
        Restricted cash                                                                                   (20,000)
        Rent Deposit                                                                                      (21,172)
                                                                                                   --------------

Net cash used in operating activities                                                                  (3,486,661)

CASH FLOWS FROM INVESTING ACTIVITIES

        Acquisition of fixed assets                                                                      (264,411)
        Acquisition of intangible assets                                                                   (5,411)
        Purchase of Oil and Gas Properties                                                             (6,253,186)
                                                                                                   --------------

Net cash used in investing activities                                                                  (6,523,008)

CASH FLOWS FROM FINANCING ACTIVITIES

          Proceeds from Sale of Common Stock                                                            9,936,024
          Proceeds from Short-term Financing                                                              500,000
          Repayment of Short-term Financing                                                              (500,000)
          Proceeds from Issuance of Convertible Debt                                                    2,000,000
          Proceeds from Execise of Common Stock Options                                                   200,000
                                                                                                   --------------
Net cash provided by financing activities                                                              12,136,024
                                                                                                   --------------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                                               2,126,355
Cash and cash equivalents at Beginning of Year                                                                  -
                                                                                                   --------------
Cash and cash equivalents at End of Year                                                           $    2,126,355
                                                                                                   ==============


            NON CASH TRANSACIONS
            Obligations to the Government of Kazakhstan for Contributed Oil and Gas Properties     $    5,994,745
            Conversion of Debt into Common Stock                                                   $    2,000,000



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                      F-6

BMB MUNAI, INC.
(A Development Stage Entity)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE A -ORGANIZATION, BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
================================================================================

DESCRIPTION OF BUSINESS

During the period ending March 31, 2004, InterUnion Financial Corporation, now named BMB Munai, Inc. (the "Company"), completed a reverse merger with BMB Holding, Inc ("BMB"), a Delaware corporation. As a result of the merger, the shareholders of BMB have obtained control of the Company. BMB was treated as the acquiror for accounting purposes. A new board of directors was elected that is comprised primarily of the former directors of BMB Holding, Inc. The primary asset that was held by BMB Holding, Inc. and as a result of the merger is now owned by the Company is a seventy percent (70%) interest in Emir Oil LLP ("Emir Oil" or "Emir"). The primary assets of Emir Oil are a License and Contract. Emir Oil is a Limited Liability Partnership formed under the laws of the Republic of Kazakhstan for the sole purpose of acquiring the oil and gas exploration license AI No. 1552 (the "License") and Contract No. 482 for Exploration of Hydrocarbons in Aksaz-Dolinnoe-Emir oil fields, located in blocks XXXVI-10-C (Partially), F (Partially) XXXVI-11-A (Partially), D n (Partially) (the "Contract"), in the Republic of Kazakhstan.

In connection with the merger, the shareholders of BMB Holding, Inc. transferred all of their 1,000 shares (being all of the issued and outstanding shares) of BMB Holding, Inc. to the Company. As result, the former shareholders of BMB Holding, Inc. collectively control the Company. Immediately following the merger, the Company had an aggregate of 15,398,798 common shares issued and outstanding, including the 14,857,143 common shares issued pursuant to the merger.

Pursuant to the merger, the Company has changed its name from InterUnion Financial Corporation to BMB Munai, Inc. The Company has also conducted a reverse-split of its common shares on the basis of one new share for ten old shares (1:10). Accordingly, all per share numbers contained in these financial statements have been changed to give effect for this split.

Further, the Company has effected a reduction in its authorized capital from 500,000,000 common shares to 50,000,000 common shares. The Company is authorized to issue preferred shares designated as Class "A," Class "B," and Class "C" preferred shares, of which no such shares have been issued by the Company.

Two of the shareholders of BMB Holding, Inc. were also creditors of BMB Holding, Inc. In partial consideration for the shares of the Company issued pursuant to the merger, the Company repaid those debts and the creditors have released both the Company and BMB Holding, Inc. from obligation to pay the respective debts.

On March 1, 2004, the Company opened its Representative office in the Republic of Kazakhstan.

The Company has minimal operations to date and is considered to be in the development stage.

BASIS OF CONSOLIDATION

The Company's financial statements present the consolidated results of BMB Munai, Inc., and Emir Oil LLP, its 70% owned subsidiary (hereinafter collectively referred to as the "Company"). All significant inter-company account balances and transactions have been eliminated.

Emir Oil has a fiscal year ending December 31, which is different from Company's fiscal year end. All transactions of Emir Oil from the date of its purchase by BMB (June 7, 2003) through March 31, 2004 are reflected in the Consolidated Financial Statements and Notes to Consolidated Financial Statements.

CASH EQUIVALENTS

The Company considers all demand deposits and money market accounts purchased with an original maturity of three months or less to be cash equivalents.

MARKETABLE SECURITIES

Marketable securities consist of short term repurchase agreements for securities issued by Kazakhstan banks and Kazakhstan financial institutions. The Company records these marketable securities as trading securities and any change in the fair market value is recorded in earnings. The fair market value of marketable securities as of March 31, 2004 was $2,879,136.

RESTRICTED CASH

Restricted Cash reflected in the long-term assets consists of $20,000 deposited in a Kazakhstan bank and is restricted to meet possible environmental obligations according to the regulations of Kazakhstan (see Note F).

INVENTORY

Inventory represents equipment for development activities, tangible drilling materials required for drilling operations, spare parts, diesel fuel, and various materials for use in oil field operations. Inventory is valued using the weighted average method and is recorded at the lower of cost or net realizable value.

LICENSES AND CONTRACTS

Emir Oil is the operator of the Aksaz, Dolinnoe and Emir oil and gas fields in Western Kazakhstan (ADE Block, ADE Fields). The Government of the Republic of Kazakhstan (the "Government") initially issued the license to Zhanaozen Repair and Mechanical Plant on April 30, 1999. On September 23, 2002, the license was assigned to Emir Oil. On June 9, 2000, the contract for exploration of the Aksaz, Dolinnoe and Emir oil and gas fields was entered into between the Agency of the Republic of Kazakhstan on Investments and the Zhanaozen Repair and Mechanical Plant. On September 23, 2002, the contract was assigned to Emir Oil. The Company is in a process of obtaining a commercial production contract with the Government of Kazakhstan. The Company is legally entitled to receive this commercial production contract and has an exclusive right to negotiate this contract and the Government of Kazakhstan is obligated to conduct these negotiations under the Law of Petroleum in Kazakhstan. If no terms can be negotiated, the Company has a right to produce and sell oil, including export oil, under the Law of Petroleum for the term of its existing contract through the end of 2006.

OIL AND GAS PROPERTIES

While the Company has no present production history, in the future it plans to follow the full cost method of accounting for its costs of acquisition, exploration and development of oil and gas properties.

Under full cost accounting rules, the net capitalized costs of evaluated oil and gas properties shall not exceed an amount equal to the present value of future net cash flows from estimated production of proved oil and gas reserves, based on current economic and operating conditions, including the use of oil and gas prices as of the end of each quarter.

Given the volatility of oil and gas prices, it is reasonably possible that the estimate of discounted future net cash flows from proved oil and gas reserves could change. If oil and gas prices decline, even if only for a short period of time, it is possible that impairments of oil and gas properties could occur. In addition, it is reasonably possible that impairments could occur if costs are incurred in excess of any increases in the cost ceiling, revisions to proved oil and gas reserves occur, or if properties are sold for proceeds less than the discounted present value of the related proved oil and gas reserves.

All geological and geophysical studies, with respect to the ADE Block have been capitalized as part of the oil and gas properties.

The Company's oil and gas properties primarily include the value of the license and other capitalized costs under this method of accounting.

Costs of acquiring unproved leases shall be evaluated for impairment until such time as the leases are proved or abandoned. In addition, if the sums of expected undiscounted cash flows are less than net book value, unamortized costs at the field level will be reduced to a fair value.

Long-term assets include fixed assets. Fixed assets are valued at the historical cost less accumulated depreciation. Historical cost includes all direct costs associated with the acquisition of the fixed assets.

Depreciation and amortization of producing properties shall be computed using the unit-of-production method based on estimated proved recoverable reserves. Depreciation of other depreciable assets shall be calculated using the straight line method based upon estimated useful life ranging from two to ten years. Maintenance and repairs shall be charged to expenses as incurred. Renewals and betterments shall be capitalized.

Amortization of intangible assets shall be calculated using straight line method upon estimated useful life ranging from 3 to 4 years.

RISKS AND UNCERTAINTIES

The ability of the Company to realize the carrying value of its assets is dependent on being able to develop, transport and market oil and gas. Currently exports from the Republic of Kazakhstan are primarily dependent on transport routes either via rail, barge or pipeline, through Russian territory. Domestic markets in the Republic of Kazakhstan might not permit world market price to be obtained. However, management believes that over the life of the project, transportation options will be improved by further increases in the capacity of the transportation options.

REVENUE RECOGNITION

Revenue from the sale of oil and gas shall be recorded using the accrual method of accounting. As of March 31, 2004 the Company has had no production sales, including test production sales.

FOREIGN EXCHANGE TRANSACTIONS

The Company's functional currency is the U.S. dollar, thus the financial statements of the Company's foreign subsidiary are measured using the U.S. dollar. Accordingly, transaction gains and losses for foreign subsidiaries shall be recognized in U.S. dollars in consolidated operations in the year of occurrence. There are no current regulatory issues in Kazakhstan dealing with currency conversions between the local currency in Kazakhstan and the U.S. Dollar that are expected to negatively impact the Company's business, however, the risk of actual currency fluctuations as it relates to the U.S. dollar is present.

INCOME TAXES

The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under the liability method, the effect on previously recorded deferred tax assets and liabilities resulting from a change in tax rates is recognized in earnings in the period in which the change is enacted.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

RECENT ACCOUNTING PRONOUNCEMENTS:

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") 143, Accounting for Asset Retirement Obligations. SFAS 143 requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset. Subsequently, the asset retirement cost should be allocated to expense using a systematic and rational method. SFAS 143 is effective for fiscal years beginning after June 15, 2002. The adoption of SFAS 143 did not have an effect on the Company's consolidated financial statements because the liability for plugging and abandoning wells is borne by the Republic of Kazakhstan (see Note F).

In January 2003, the FASB issued Interpretation (FIN) No. 46, Consolidation of Variable Interest Entities (VIEs), in an effort to expand upon and strengthen existing accounting guidance that addresses when a company should include in its financial statements the assets, liabilities and activities of another entity. In general, a VIE is a corporation, partnership, trust, or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the entity to support its activities. FIN 46 requires a VIE to be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE's activities, is entitled to receive a majority of the VIE's residual returns, or both. FIN 46 also requires disclosures about VIEs that the Company is not required to consolidate, but in which it has a significant variable interest. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003, and to other entities no later than the three months ended September 30, 2003. Certain disclosure requirements are required in all financial statements issued after January 31, 2003, regardless of when the VIE was established. The Company has not identified any VIEs that must be consolidated.

On April 30, 2003 -- The FASB issued Statement No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. The Statement amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement 133. The amendments set forth in SFAS No. 149 require that contracts with comparable characteristics be accounted for similarly. SFAS No. 149 is generally effective for contracts entered into or modified after June 30, 2003 (with a few exceptions) and for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively only. The adoption of this pronouncement had no effect on the Consolidated Financial Statements of the Company.

On May 15, 2003 -- The Financial Accounting Standards Board (FASB) issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. The Statement improves the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It also establishes standards for how an issuer classifies and measures on its balance sheet certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. SFAS No. 150 was effective for financial instruments entered into or modified after May 31, 2003, and was otherwise effective for us as of July 1, 2003. The adoption of the applicable provisions of this statement as of the indicated dates has had no effect on the Company's financial statements.

NOTE B - GOING CONCERN

The Company's consolidated financial statements have been presented on the basis that the Company continues as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has completed a merger with BMB Holding, Inc. and has commenced the financing of the 70% owned subsidiary of the Company - Emir Oil LLP ("Emir Oil"), and exploration of the properties that are licensed to Emir Oil. Prior to the merger, the Company has discontinued all its previous businesses. The new management of the Company is in the process of building the oil and gas business, which is intended to generate revenue to sustain the operations of the Company. To fully develop the geographical area covered by the oil exploration license held by Emir, the Company needs substantial additional funding. Concurrently, prior to commencing oil production, the Company must also obtain a commercial production contract with the Government of Kazakhstan. The Company is legally entitled to receive this commercial production contract and has an exclusive right to negotiate this contract and the Government of Kazakhstan is obligated to conduct these negotiations under the law of petroleum in Kazakhstan. If no terms can be negotiated, the Company has a right to produce and sell oil, including export oil, under the law of petroleum for the term of its existing contract through June 9, 2007. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern.

NOTE C - ACQUISITION

On June 7, 2003, BMB acquired a 70% equity interest in Emir Oil. The results of Emir's operations have been included in the consolidated financial statements since that date. Emir had no operations prior to its acquisition by BMB. Emir holds oil and gas exploration license for ADE Block. The aggregate purchase price was $1,300,000. The entire purchase price has been allocated to Emir's oil and gas licenses in the accompanying consolidated balance sheet. BMB is in the process of obtaining third party valuations of the oil and gas licenses; thus, the allocation of the purchase price is subject to refinement. The Company, based on its holding of Emir Oil, is required to fund the exploration efforts of Emir Oil. (See Note G.) The Company anticipates the cost of exploration to be approximately $20,000,000, which the Company will seek to fund through additional equity financing and the sale of oil produced during well testing.

NOTE D - FOREIGN ASSETS AND ECONOMIC CONCENTRATION

Marketable securities of $2,879,136 are held in short term repurchase agreements for securities issued by Kazakhstan banks and Kazakhstan financial institutions. Cash and Cash Equivalents include deposits in Kazakhstan banks in the amount $1,067. Restricted Cash reflected in the long-term assets consists of $20,000 deposited in a Kazakhstan bank and restricted to meet possible environmental obligations according to the regulations of Kazakhstan. The deposits in the banks of Kazakhstan and the securities are subject to country risk of the Republic of Kazakhstan. Furthermore, the primary asset of the Company is Emir Oil; an entity formed under the laws of the Republic Kazakhstan is also subject to country risk in the Republic of Kazakhstan.

NOTE E - FIXED ASSETS

Summary of the fixed assets net of accumulated depreciation is provided below:

                   Field facilities                                 $ 62,583
                   Field equipment                                   114,650
                   Field vehicles                                     46,450
                   Office equipment and furniture                     40,728
                   Total                                             264,441
                   Accumulated Depreciation                            4,758
                                                                    --------
                   Net                                              $259,653
                                                                    ========

NOTE F - LIABILITIES

Long Term Liabilities include:

1. Due to the Government of Kazakhstan represents historical investments by the Government in the properties currently held under exploration license and contract by Emir Oil. When Emir Oil obtains a commercial production license for the oil fields that it currently holds exploration license to, as a condition to receipt of the commercial production license and contract for hydrocarbons by Emir, Emir Oil would negotiate a repayment schedule for the debt with the Government of the Republic of Kazakhstan. Should Emir Oil not proceed with acquisition of a production contract and license for any property, that property would revert to the Government in settlement of Emir's obligations to the Government.

2. The amount of $222,000 due to reservoir consultants represents a part of $700,000 contract with PGS Reservoir Consultants payable during 2006. The Company has paid to PGS $200,000 during 2004 and will pay $278,000 in 2005.

3. Liquidation Fund. Under the laws of the Republic of Kazakhstan, the Company is obligated to set aside funds for required environmental remediation. Accordingly, during the period covered in these financial statements, the Company contributed $20,000 to the Liquidation Fund.

NOTE G - COMMITMENTS AND CONTINGENCIES

Under the terms of the five-year exploration contract, Emir Oil is required to spend a total of $21.5 million in exploration and development activities on the ADE Block. To retain its rights under the exploration contract, the Company must spend a minimum of $7 million in 2004 and $9.3 million in 2005. The failure to make these minimum capital expenditures could result in the loss of the exploration contract.

A lawsuit was filed in Florida naming the Company as one of the defendants. The claim alleges that the Plaintiff should have received compensation and or a percentage of stock of the Company as a result of the merger between the Company and BMB Holding, Inc. The Company is confident that the matter shall be resolved in the Company's favor. The Company has retained legal counsel to protect its interests. In the opinion of the Company's management and legal counsel, the resolution of this lawsuit will not have a material adverse effect on our financial condition, results of operations or cash flows

NOTE H - CAPITAL STOCK, ADDITIONAL PAID-IN-CAPITAL AND FINANCING

The following table sets forth the computation of basic and diluted loss per share:

                                                           Period from inception
                                                           (May 6, 2003) through
                                                               March 31, 2004
Numerator:
Net loss and numerator for basic and
  diluted loss per share                                        $    (613,782)
                                                               =================

Denominator:
Denominator for basic and diluted loss
  per share, weighted average shares                               15,596,214
                                                               =================

The effect of the stock warrants and stock options is anti-dilutive.

During the year ended March 31, 2004, the Company completed a reverse merger with BMB Holding, Inc. Additionally the Company:

         a. Completed a private placement for the total amount of $11,113,562 (less expenses and brokerage commissions of $1,177,688).
         b. Converted a $2 million debt to the shareholders of BMB Holding, Inc. into equity.
         c. Issued 200,000 shares of stock upon exercise of stock option worth $200,000.
         d. Completed a 10 for 1 reverse stock split.

The Financing

As a condition of the merger, the Company was obligated to secure equity financing of at least $3,000,000. Pursuant to an Agency Agreement between the Company and the Agent, the Company has issued an aggregate of 4,430,494 common shares of the Company via private placement. The offering has been made to accredited investors under Regulation D in the United States and Regulation S for non U.S. Persons subject to a 12-month hold.

The shares were issued in two transactions, each of which closed on November 26, 2003. The first private placement consisted of an aggregate of 2,750,494 common shares at US $2.15 per share. The second private placement consisted of an aggregate of 1,680,000 shares at US $2.50 per share. The agent received a commission equal to 8.5% of the gross proceeds received by the issuer other than for shares issued to US Persons. In addition, the agent received warrants equal to 10% of the number of shares sold on behalf of the Company. Further, on

November 19, 2003, the Company entered into two (2) stock option agreements with the agent. Pursuant the first option agreement, the agent may purchase up to two hundred thousand (200,000) common shares of the Company at an exercise price of $1.00 per shares for a period of five (5) years from the date of the merger. The second option agreement allows the Agent to purchase up to one hundred forty two thousand eight hundred fifty seven (142,857) common shares of the Company at an exercise price of $3.50 per share for a period of five (5) years from the date of the merger. The agent also received a fee of $150,000 for advisory services rendered to the Company in connection with the merger.

Options exercised

On December 15, 2003 the Agent exercised its first option for 200,000 shares at the exercise price of $1.00. No other options were exercised in reported period.

NOTE I - RELATED PARTY TRANSACTIONS

On May 2, 2003 BMB Holding, Inc. obtained a short-term financing from its shareholders in the amount of $2,000,000. Effective as of November 26, 2003, the debt was converted into 571,429 shares of the Company's common stock.

On September 15, 2003 BMB Holding, Inc. obtained a short-term financing for covering expenses related to the reverse merger and private placement from one of its shareholders, Caspian Services Group, Ltd. The loan in the amount of $500,000 for 6 months with the annual interest of 16.5% has been repaid in full on November 26, 2003 from the proceeds of the private placement.

Index of Annexes attached to the Proxy Statement


ANNEX A           Amended and Restated Certificate of Incorporation

ANNEX B           The BMB Munai, Inc., 2004 Stock Incentive Plan

                           PRELIMINARY PROXY MATERIALS

Proxy - BMB Munai, Inc.

Annual Meeting of Stockholders - October 8, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Alexandre Agaian and Boris Cherdabayev, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of BMB MUNAI, INC., of record in the name of the undersigned at the close of business on August 27, 2004, which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated September ___, 2004, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 and 6.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                            (Please See Reverse Side)

[Name and address of shareholder]

                                                      [ ]Mark this box with an X
                                                      if you have made changes
                                                      to your name or address
                                                      details above.

Annual Meeting Proxy Card

 [A]     Proposal for the Election of Directors

  1.     The Board of Directors recommends a vote FOR the listed nominees.

                          For  Withhold                            For  Withhold

01 - Alexandre Agaian     [ ]     [ ]     05 - Miragli Kunayev     [ ]    [ ]

02 - Bakhytbek Baiseitov  [ ]     [ ]     06 - Valery Tolkachev    [ ]    [ ]

03 - Georges Benarroch    [ ]     [ ]     07 - Reserve vacant for  [ ]    [ ]
                                          Board appointment
04 - Boris Cherdabayev    [ ]     [ ]

[B] Other Proposals

The Board of Directors recommends a vote FOR the following proposals.

                                                             For Against Abstain
2.    APPROVE THE AMENDED AND RESTATED CERTIFICATE OF
      INCORPORATION.                                         [ ]    [ ]    [ ]

3.    APPROVE THE BMB MUNAI, INC., 2004 STOCK INCENTIVE PLAN [ ]    [ ]    [ ]

4.    AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION,
      TO CHANGE THE DOMICILE OF THE COMPANY FROM THE STATE
      OF DELAWARE TO ANY OTHER STATE WITHIN THE UNITED
      STATES                                                 [ ]    [ ]    [ ]

5.    RATIFY THE ACTIONS OF OUR DIRECTORS FOR THE LAST
      FISCAL YEAR AND FOR THE PERIOD FROM THE FISCAL YEAR
      END THROUGH THE DATE OF THE ANNUAL SHAREHOLDER MEETING

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

[C] Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the
                       box

          [                          ]




Signature 2 - Please keep signature within the
                       box                             Date (mm/dd/yyyy)

          [                          ]                   [   /    /   ]

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 BMB MUNAI, INC.

               (Duly Adopted in Accordance with Section 242 of the
                       Delaware General Corporation Law)

                   Originally Incorporated on February 2, 1994

                              (Amends and Restates)


                                   ARTICLE I.

         The name of the Corporation is BMB Munai, Inc.

                                   ARTICLE II.

         The address of the registered office of the Corporation within the State of Delaware is 1220 N. Market St., Suite 606, Wilmington, Delaware 19801. The name of the registered agent of the Corporation at such address is American Incorporators, Ltd.

                                  ARTICLE III.

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV.

         The total number of shares of stock of all classes which the Corporation has authority to issue is 120,000,000 shares, divided into 100,000,000 shares of Common Stock, par value $0.001 per share (herein called the "Common Stock") and 20,000,000 shares of Preferred Stock, par value $0.001 per share (herein called "Preferred Stock"). The aggregate par value of all shares is $120,000.

I. COMMON STOCK

         A. Dividends. Subject to all of the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the Board of Directors out of funds legally available for the payment of dividends.

         B. Liquidation Rights. In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full amounts to which they respectively shall be entitled, or an amount sufficient to pay the aggregate amount to which such holders shall be entitled shall have been deposited in trust with a bank or trust company for the benefit of the holders of the Preferred Stock, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

         C. Voting Rights. Except as otherwise expressly provided with respect to the Preferred Stock and except as otherwise may be required by law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes and each holder of Common Stock shall be entitled to one vote for each share held.

         D. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation's bylaws or in any Amendment hereto or thereto shall be vested in the Common Stock.

II. PREFERRED STOCK

         The Board of Directors of the Corporation is expressly authorized, as shall be stated and expressed in the resolution or resolutions it adopts, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in one or more class or series, in addition to the shares thereof specifically provided for in this Article IV, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such class or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, powers, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, including without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; or (v) subject to the terms and amounts of any sinking fund provided for the purchase or redemption of the shares of such series; all as may be stated in such resolution or resolutions.

         The number of authorized shares of Series Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Series Preferred Stock, as the case may be, or of any series thereof, unless a vote of any such holders is required pursuant to the provisions of this Article IV or the certificate or certificates establishing any additional series of such stock.


                                   ARTICLE V.

         A. Board of Directors of the Corporation.

         1. General Provisions. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The exact number of directors shall be fixed from time to time by, or in the manner provided in, the By-Laws of the Corporation and may be increased or decreased as therein provided. Directors of the Corporation need not be elected by ballot unless required by the By-Laws.

         2. Classification of Board of Directors. The directors shall be divided into three classes. Each such class shall consist, as nearly as may be possible, of one-third of the total number of directors, and any remaining directors shall be included within such group or groups as the Board of Directors shall designate. At the 2004 annual meeting of stockholders, a class of directors shall be elected for a one-year term, a class of directors for a two-year term and a class of directors for a three-year term. At each succeeding annual meeting of stockholders, beginning with the 2005 annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. A director may be removed from office for cause only and, subject to such removal, death, resignation, retirement or disqualification, shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualify. No alteration, amendment or repeal of this Article V or the By-Laws of the Corporation shall be effective to shorten the term of any director holding office at the time of such alteration, amendment or repeal, to permit any such director to be removed without cause, or to increase the number of directors in any class or in the aggregate from that existing at the time of such alteration, amendment or repeal until the expiration of the terms of office of all directors then holding office, unless (i) in the case of this Article V, such alteration, amendment or repeal has been approved by the holders of all shares of stock entitled to vote thereon, or (ii) in the case of the By-Laws, such alteration, amendment or repeal has been approved by either the holders of all shares entitled to vote thereon or by a vote of a majority of the entire Board of Directors.

         3. Directors Appointed by a Specific Class of Stockholders. To the extent that any holders of any class or series of stock other than Common Stock issued by the Corporation shall have the separate right, voting as a class or series, to elect directors, the directors elected by such class or series shall be deemed to constitute an additional class of directors and shall have a term of office for one year or such other period as may be designated by the provisions of such class or series providing such separate voting right to the holders of such class or series of stock, and any such class of directors shall be in addition to the classes designated above.



                                   ARTICLE VI.

         A. General Provisions. The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of its directors and stockholders:

         1. Amendments to the Certificate of Incorporation. Subject to the provisions of applicable law, the Corporation reserves the right from time to time to make any amendment to its Amended and Restated Certificate of Incorporation, now or hereafter authorized by law, including any amendment which alters the contract rights as expressly set forth therein, of any outstanding stock.

         2. Amendments to the By-Laws. The Board of Directors is expressly authorized to adopt, alter and repeal the By-Laws of the Corporation in whole or in part at any regular or special meeting of the Board of Directors, by vote of a majority of the entire Board of Directors. Except where this Amended and Restated Certificate of Incorporation otherwise requires a higher vote, the By-Laws may also be adopted, altered or repealed in whole or in part at any annual or special meeting of the stockholders by the affirmative vote of three-fourths of the shares of the Corporation outstanding and entitled to vote thereon.

         3. No Preemptive Rights. No holder of any class of stock of the Corporation, whether now or hereafter authorized or outstanding, shall have any preemptive, preferential or other right to subscribe for or purchase any class of the Corporation's stock, whether now or hereafter authorized or outstanding, which it may at any time issue or sell, or to subscribe for or purchase any notes, debentures, bonds or other securities which it may at any time issue or sell, whether or not the same be convertible into or exchangeable for or carry options or warrants to purchase shares of any class of the Corporation's stock or other securities, or to receive or purchase any warrants or options which may be issued or granted evidencing the right to purchase any such stock or other securities, it being intended by this Section 3 that all preemptive rights of any kind applicable to securities of the Corporation are eliminated.

         4. Vote Required to Take Action; Action by Written Consent. Except as otherwise provided in this Amended and Restated Certificate of Incorporation and except as otherwise provided by applicable law, the Corporation may take or authorize any action upon the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter thereof. Action shall be taken by stockholders of the Corporation only at annual or special meetings of stockholders, and stockholders may act in lieu of a meeting if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         5. Compensation of Directors. The Board of Directors may determine from time to time the amount and type of compensation which shall be paid to its members for service on the Board of Directors. The Board of Directors shall also have the power, in its discretion, to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services, as determined by the Board from time to time.

         6. Interested Transactions. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction. This paragraph shall not be construed to invalidate any such contract or transaction which would otherwise be valid under the common and statutory law applicable thereto.

         7. Indemnification. The Corporation shall indemnify (a) its directors to the fullest extent permitted by the laws of the State of Delaware now or hereafter in force, including the advancement of expenses under the procedures provided by such laws, (b) all of its officers to the same extent as it shall indemnify its directors, and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. Subject only to any limitations prescribed by the laws of the State of Delaware now or hereafter in force, the foregoing shall not limit the authority of the Corporation to indemnify the directors, officers and other employees and agents of this Corporation consistent with law and shall not be deemed to be exclusive of any rights to which those indemnified may be entitled as a matter of law or under any resolution, By-Law provision, or agreement.

         8. Court-Ordered Meetings of Creditors and/or Stockholders. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as such court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which such application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         9. Liability of Directors. To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. This Section 9 does not affect the availability of equitable remedies for breach of fiduciary duties.

IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed and attested to by its duly authorized officers this ____ day of October, 2004.

                                              BMB MUNAI, INC.

                                              _________________________________
                                              By: Alexandre Agaian, President


                                              _________________________________
                                              By: Gary Lerner, Secretary

                                 BMB MUNAI, INC.
                            2004 Stock Incentive Plan


Section 1.        Purpose; Definitions.

         1.1 Purpose. The purpose of The BMB Munai, Inc., (the "Company") 2004 Stock Incentive Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors, consultants, advisors and representatives whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

         1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

                  (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                  (e) "Common Stock" means the Common Stock of the Company, par value $.001 per share.

                  (f) "Company" means The BMB Munai, Inc., a corporation organized under the laws of the State of Delaware.

(g) "Deferred Stock" means Stock to be received, under an award made pursuant to
Section 9, below, at the end of a specified deferral period.


(h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

                  (i) "Effective Date" means the date set forth in Section 13.1, below.

                  (j) "Employee" means any employee, director, general partner, trustee (where the registrant is a business trust), officer or consultant or advisor.

                  (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.

                  (l) "Holder" means a person who has received an award under the Plan.

                  (m) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                  (n) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (o) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

                  (p) "Other Stock-Based Award" means an award under Section 10, below, that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

                  (q) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

                  (r) "Plan" means The BMB Munai, Inc., 2004 Stock Incentive Plan, as hereinafter amended from time to time.

                  (s) "Restricted Stock"means Stock, received under an award made pursuant to Section 8, below, that is subject to restrictions under said
Section 8.

                  (t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

                  (u) "Stock" means the Common Stock of the Company, par value $.001 per share.

                  (v) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

                  (w) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

                  (x) "Stock Reload Option" means any option granted under
Section 6.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

                  (y) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section 2.        Administration.

         2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such terms as the Board may in each case determine, and shall be subject to removal at any time by the Board.

         2.2 Powers of Committee. The Committee shall have full authority, subject to Section 4, below, to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                  (a) to select the officers, key employees, directors, consultants, advisors and sales representatives of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

                  (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                  (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                  (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

                  (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

                  (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

                  (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

         2.3 Interpretation of Plan.

                  (a) Committee Authority. Subject to Section 4 and 12, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), to otherwise supervise the administration of the Plan. Subject to Section 12, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                  (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3.        Stock Subject to Plan.

         3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 3,000,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

         3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Reload Stock Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

Section 4.        Eligibility.

         Awards may be made or granted to key employees, officers, directors, consultants, advisors and sales representatives who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

Section 5.        Required Six-Month Holding Period.

         Any equity security issued under this Plan may not be sold prior to six months from the date of the grant of the related award without the approval of the Company.

Section 6.        Stock Options.

         6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Exercise Price. The exercise price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value of the Stock. The exercise price per share of Stock purchasable under any options granted that are not Incentive Stock Option, shall be determined by the Committee at the time of grant.

                  (b) Option Term. Subject to the limitations in Section 6.1, above, the term of each Stock Option shall be fixed by the Committee.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 11, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                  (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the day prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provision of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                  (e) Transferability. Unless otherwise determined by the Committee, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

                  (f) Termination by Reason of Death. If a Holders' employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, which ever period is the shorter.

                  (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h) Other Termination. Subject to the provisions of Section 14.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                  (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

                  (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

                  (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

         6.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

Section 7.        Stock Appreciation Rights.

         7.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

         7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                  (a) Exercisability. Stock Appreciation Rights shall be exercisable as determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

                  (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

                  (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the exercise price of the Option.

                  (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Rights shall not affect the number of shares of Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation right relates.

Section 8.        Restricted Stock.

         8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

         8.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                  (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vest requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period;
(iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 11, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 9.        Deferred Stock.

         9.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

         9.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), shares certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                  (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

                  (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

                  (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock awards (or such installment).

Section 10.       Other Stock-Based Awards.

         10.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable, in value in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

         10.2 Eligibility for Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

         10.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and to Section 11, below.

Section 11.       Accelerated Vesting and Exercisability.

         If (i) any person or entity other than the Company and/or any stockholders of the Company as of the Effective Date acquire securities of the Company (in one or more transactions) having 25% or more of the total voting power of all the Company's securities then outstanding and (ii) the Board of Directors of the Company does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other awards granted and outstanding under the Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and awards.

Section 12.       Amendment and Termination.

         Subject to Section 4 hereof, the Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

Section 13.       Term of Plan.

         13.1 Effective Date. The Plan shall be effective as of October 1, 2004. ("Effective Date").

         13.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten-year period following the Effective Date.

Section 14.       General Provisions.

         14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

         14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         14.3 Employees.

                  (a) Engaging in Competition With the Company. In the event a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within one year after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (b) Termination for Cause. The Committee may, in the event a Holder's employment with the company or a Subsidiary is terminated for cause, annul any award granted under this Plan to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

         14.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

         14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         14.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or made arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

         14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         14.9 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

         14.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said
Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provision of any Agreement conflict with any terms or provision of the Plan, then such terms or provision shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

         14.12 Non-Registered Stock. The shares of Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

         To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same on this 1st day of September, 2004.


                                   BMB MUNAI, INC.


                                   By: /s/ Alexandre Agaian
                                      ------------------------------------------
                                   Name:  Alexandre Agaian
                                   Title: Chief Executive Officer and President